                                                                  Exhibit (c)(2)

                               COMPANY BACKGROUND

COMPANY BACKGROUNDS


- Flathead, organized in 1983, owns, operates and franchises buffet style restaurants and steakhouse restaurants. The Company's core buffet restaurants offer a wide variety of freshly prepared menu items, including soups, salads, entrees, vegetables, non-alcoholic beverages and deserts, presented in a self-service buffet format in which consumers select the items and portions of their choice. Average ticket size is $6.99 to $9.19 for dinner and $5.89 to $6.59 for lunch. The Company's buffet restaurants utilize uniform menus, recipes and ingredient specifications.

       Recently, the Company successfully developed and expanded newer complementary concepts in the steakhouse grill and soup and salad segment. As of January 31, 2000, the Company owned and operated 404 units, including 386 core buffet restaurants and 18 complementary concept restaurants. The Company also franchises 24 buffet units.

- Caxton-Iseman Capital is New York based private equity firm with more than $700 million of equity under management. Since 1993, the company has made investments in the following industries: foodservice, hotel management, defense, IT services, heavy and light manufacturing, print/database publishing, medical devices, business services, agribusiness and hotel management.


Project Flathead                     2               U.S. Bancorp Piper Jaffray

SUMMARY PROCESS OVERVIEW

August 1999             Board meeting - discussed strategic alternatives

December 1999           Engaged U.S. Bancorp Piper Jaffray to approach potential
                        partners

January -April 2000     Strategic and financial buyers contacted

                        -  Potential partners contacted: 88
                        -  Executed Confidentiality Agreements and received
                           Confidential Memorandum: 37
                        -  First Round Bids received: 8
                        -  Second Round Bids received: 4

May 2000                30 day exclusivity granted to Caxton-Iseman

Project Flathead                     3               U.S. Bancorp Piper Jaffray

                              TRANSACTION SUMMARY

TRANSACTION SUMMARY

Structure:              100% cash

Per Share Price:        $13.85 per common share

Break-Up                Break-up fee of $19.3 million, or 3% of the transaction
Fee/Expenses:           value plus reimbursement of expenses up to $6.4 million,
                        or 1% of the transaction value, paid to Caxton-Iseman
                        Capital if a transaction is executed with another party.

Deal Value:             $643 million equity value
                        -  46.4 million fully-diluted shares
                           -  41.6 million basic shares
                           -  3.6 million shares from conversion of
                                  subordinated note
                           -  1.3 million common share equivalents (based
                                  on treasury stock method)

                        -  $13.85 per share of Flathead

                        $550 million Company value as of 4/19/00
                           -  $643 million equity value
                           -  $93 million of cash as of 4/19/00
                           -  $0 million of debt as of 4/19/00 (assumes
                                 conversion of convertible notes)

Project Flathead                     5               U.S. Bancorp Piper Jaffray

TRANSACTION SUMMARY

Sources of Funds:         $110 million Cash on Balance Sheet projected at 9/30/00
                          $310 million Senior Term Debt
                           $95 million Mezzanine Financing
                           $20 million Sale/Leaseback Net Proceeds
                          $130 million Total Equity (includes approximately $9
                                       million equity rolled by management)
                          $665 million

Closing Considerations:   Requires approval by Flathead shareholders

Project Flathead                     6               U.S. Bancorp Piper Jaffray

PROPOSED DEAL MULTIPLES

                                             Implied
                                       Flathead Multiples(1)
                                       ---------------------

Company Value/LTM Revenues                    0.6x

Company Value/LTM EBITDA                      4.7x

Company Value/LTM Operating Income            7.6x

Equity Value/LTM Net Income                   13.1x

LTM P/E(2)                                    12.8x

2000E P/E(2)                                  12.2x

Premium Paid(3)
     1 Day Prior                              14.2%
     1 Week Prior                             27.4%
     1 Month Prior                            41.1%

(1) LTM data is as of 4/19/00. Company value calculated using fully diluted shares outstanding.

(2) Earnings based upon management's estimates as adjusted to account for increase in fully-diluted shares outstanding due to assumed $13.85 purchase price.

(3) Based on share prices as of 6/02/00, 5/26/00 and 4/28/00 of $12.13, $10.88 and $9.81.

Project Flathead                     7               U.S. Bancorp Piper Jaffray

                            CURRENT MARKET VIEW AND
                          FINANCIAL DATA FOR FLATHEAD

FLATHEAD MARKET OVERVIEW
In Thousands Except Per Share Data


SUMMARY CAPITALIZATION (AS OF 6/02/00) :
   Stock price                                                          $  12.13
   Shares outstanding(1)                                                  41,576
   Market capitalization                                                $504,111

   Less cash and equivalents(1)                                         $ 92,604
   Plus debt(1)                                                         $ 41,465
            --                                                          --------
   Company Value                                                        $452,972


ANALYSTS FOLLOWING FLATHEAD :


                                                    EPS
                                             -----------------                         Last
                                              2000        2001        Comment         Revised
                                             -----------------       ----------       -------
1)U.S. BANCORP PIPER JAFFRAY                 $1.16       $1.35       STRONG BUY        5/5/00
2)Dain Rauscher Wessels                      $1.12         NA           Buy           2/17/00
3)Ragen Mackenzie                            $1.15         NA           NA            5/12/00
4)SunTrust Equitable Securities              $1.16       $1.30          Buy           5/16/00
                                             -----------------
                                   Mean:     $1.15       $1.33
                                    P/E:     10.6x        9.2x

(1) As of 4/19/00.

Project Flathead                     9               U.S. Bancorp Piper Jaffray

FLATHEAD MARKET OVERVIEW


Stock Market                                                              NASDAQ

Stock Price (as of 6/02/00)                                               $12.13
     -- 30 Day Average                                                    $11.25
     -- 60 Day Average                                                    $10.29
     -- 90 Day Average                                                    $ 9.71
     -- 180 Day Average                                                   $ 9.67




In the 12 month period ending 6/02/00 the stock has traded at:
     -- A Low of                                                          $ 7.91
     -- A High of                                                         $12.50
     -- An Average Daily Volume (000's) of                                 212.1


In the 3 month period ending 6/02/00 the stock has traded at:
     -- A Low of                                                          $ 7.91
     -- A High of                                                         $12.50
     -- An Average Daily Volume (000's) of                                 224.9

Project Flathead                    10               U.S. Bancorp Piper Jaffray

FLATHEAD - PRICE/VOLUME GRAPH (1 YEAR)

---------------------------------------------------------------
    DATE      VOLUME       HIGH         LOW        CLOSE
---------------------------------------------------------------

  6/02/99       566.0       10.88        10.19       10.50
  6/03/99     1,303.5       10.50         9.94       10.19
  6/04/99       779.0       11.06        10.13       10.75
  6/07/99       172.9       11.00        10.50       10.94
  6/08/99       282.3       10.81        10.50       10.63
  6/09/99        99.5       10.94        10.50       10.94
  6/10/99       117.4       11.00        10.75       10.88
  6/11/99       134.9       10.97        10.75       10.88
  6/14/99       164.1       11.00        10.63       10.75
  6/15/99       255.7       11.06        10.69       10.81
  6/16/99        99.4       10.81        10.69       10.69
  6/17/99       156.0       10.94        10.63       10.94
  6/18/99       425.0       11.25        10.94       11.06
  6/21/99       527.0       11.13        11.00       11.00
  6/22/99       552.7       11.13        10.88       11.00
  6/23/99       102.9       11.13        10.88       11.13
  6/24/99       891.7       11.13        11.00       11.00
  6/25/99        70.1       11.19        11.00       11.13
  6/28/99       103.2       11.19        11.00       11.13
  6/29/99       161.4       11.50        11.13       11.44
  6/30/99       167.3       11.50        11.38       11.50
  7/01/99       180.4       11.56        11.31       11.31
  7/02/99        82.9       11.50        11.25       11.31
  7/06/99       113.1       11.56        11.25       11.38
  7/07/99       184.5       11.56        11.31       11.38
  7/08/99       111.7       11.50        11.25       11.31
  7/09/99       420.2       11.50        11.25       11.38
  7/12/99        64.4       11.50        11.31       11.44
  7/13/99       205.1       11.50        11.31       11.38
  7/14/99       370.2       11.50        11.25       11.50
  7/15/99        60.3       11.50        11.31       11.38
  7/16/99        45.8       11.50        11.31       11.41
  7/19/99       220.9       11.50        11.31       11.50
  7/20/99       110.0       11.50        11.25       11.31
  7/21/99       194.7       11.50        11.25       11.25
  7/22/99       243.5       11.56        11.25       11.44
  7/23/99        68.9       11.44        11.31       11.38
  7/26/99       490.8       11.50        11.31       11.50
  7/27/99       762.0       12.00        11.38       11.88
  7/28/99     1,128.9       12.00        11.63       11.81
  7/29/99       143.4       11.88        11.50       11.50
  7/30/99       126.4       11.81        11.44       11.75
  8/02/99       129.1       12.00        11.50       11.50
  8/03/99       109.2       11.75        11.31       11.56
  8/04/99       262.8       11.88        11.50       11.63
  8/05/99        51.1       11.61        11.38       11.50
  8/06/99       165.4       11.50        10.94       11.13
  8/09/99       141.5       11.63        11.19       11.56
  8/10/99       218.0       11.56        11.25       11.38
  8/11/99       257.1       11.75        11.38       11.75
  8/12/99       112.0       11.75        11.50       11.75
  8/13/99       115.9       11.88        11.50       11.50
  8/16/99       144.8       11.75        11.50       11.63
  8/17/99        81.6       11.75        11.50       11.69
  8/18/99        81.8       11.81        11.58       11.63
  8/19/99       103.2       11.78        11.56       11.63
  8/20/99       208.2       11.63        11.50       11.56
  8/23/99       198.6       11.69        11.50       11.69
  8/24/99       431.9       11.75        11.56       11.69
  8/25/99        64.1       11.75        11.50       11.63
  8/26/99        60.5       11.75        11.56       11.56
  8/27/99       100.2       11.56        11.38       11.38
  8/30/99       133.5       11.50        11.25       11.44
  8/31/99       248.6       11.38        11.19       11.19
  9/01/99       209.1       11.31        11.13       11.31
  9/02/99       290.6       11.44        11.13       11.44
  9/03/99        20.9       11.56        11.31       11.56
  9/07/99       103.9       11.44        10.75       10.94
  9/08/99        58.3       10.94        10.69       10.81
  9/09/99        67.5       10.69        10.38       10.69
  9/10/99        63.3       10.94        10.50       10.75
  9/13/99       226.7       10.75        10.31       10.56
  9/14/99        68.2       10.69        10.38       10.38
  9/15/99       121.2       10.63        10.38       10.44
  9/16/99       182.6       11.00        10.50       10.50
  9/17/99       134.0       11.00        10.38       10.94
  9/20/99        35.6       11.00        10.75       10.94
  9/21/99        34.9       10.94        10.63       10.63
  9/22/99       174.1       10.81        10.50       10.63
  9/23/99        35.5       10.88        10.44       10.44
  9/24/99        86.8       10.63        10.44       10.44
  9/27/99        96.4       10.94        10.50       10.75
  9/28/99       264.6       10.94        10.50       10.75
  9/29/99       175.6       10.69        10.44       10.44
  9/30/99       253.1       11.69        10.44       11.63
 10/01/99       145.9       11.56        11.00       11.13
 10/04/99       135.2       11.19        10.81       11.06
 10/05/99        56.5       11.13        10.81       10.94
 10/06/99       185.7       10.81        10.38       10.44
 10/07/99       184.8       10.63        10.25       10.53
 10/08/99       118.1       10.75        10.38       10.38
 10/11/99       195.5       10.50        10.13       10.31
 10/12/99       193.8       10.44        10.13       10.25
 10/13/99        34.2       10.31        10.13       10.31
 10/14/99       186.2       10.19         9.69        9.88
 10/15/99        76.7        9.88         9.44        9.47
 10/18/99       198.2        9.81         9.50        9.78
 10/19/99       265.3       10.00         9.44        9.56
 10/20/99       333.4        9.81         9.38        9.50
 10/21/99        31.5        9.56         9.25        9.44
 10/22/99        25.5        9.44         9.25        9.44
 10/25/99       295.9        9.44         9.25        9.28
 10/26/99       414.4        9.34         8.91        9.13
 10/27/99       557.4        9.72         9.34        9.41
 10/28/99       343.2        9.56         9.13        9.31
 10/29/99       207.4        9.56         9.19        9.31
 11/01/99       202.8        9.56         9.28        9.56
 11/02/99       105.3        9.69         9.50        9.50
 11/03/99       275.0        9.63         9.50        9.56
 11/04/99       139.3       10.13         9.50       10.13
 11/05/99       225.2       10.59         9.94       10.56
 11/08/99       106.6       10.75        10.38       10.75
 11/09/99       147.8       10.72         9.94       10.06
 11/10/99     1,819.6       10.13         9.63        9.88
 11/11/99        92.6       10.19         9.75        9.88
 11/12/99        80.9       10.25         9.63        9.88
 11/15/99       236.0       10.00         9.50       10.00
 11/16/99       165.5       10.13         9.88        9.97
 11/17/99       128.8       10.19         9.88       10.16
 11/18/99        68.2       10.19         9.88       10.06
 11/19/99       319.3       10.50        10.00       10.50
 11/22/99        66.0       10.44        10.00       10.19
 11/23/99       203.4       10.88        10.19       10.75
 11/24/99       278.6       11.06        10.81       10.94
 11/26/99       262.9       11.88        10.63       11.63
 11/29/99       586.0       11.88        10.50       10.50
 11/30/99       169.3       11.00         9.94       10.75
 12/01/99        40.6       11.00        10.44       10.63
 12/02/99        86.6       10.38        10.06       10.19
 12/03/99       508.1       10.63        10.00       10.56
 12/06/99        40.7       10.75        10.53       10.63
 12/07/99        77.2       10.88        10.50       10.50
 12/08/99       127.2       10.63         9.75        9.75
 12/09/99       121.1       10.25        10.00       10.03
 12/10/99       117.9       10.06        10.00       10.06
 12/13/99        86.6       10.13        10.00       10.06
 12/14/99        62.0       10.13         9.63        9.69
 12/15/99        94.4       10.06         9.38       10.00
 12/16/99        39.1       10.00         9.72        9.94
 12/17/99       176.1       10.00         9.31        9.98
 12/20/99       167.4       10.00         9.44        9.75
 12/21/99        82.3       10.06         9.50       10.06
 12/22/99       144.9       10.25         9.50       10.00
 12/23/99        77.4       10.13         9.75       10.00
 12/27/99       153.9       10.25         9.75       10.13
 12/28/99        73.3       10.00         9.50        9.50
 12/29/99        45.0       10.00         9.50        9.94
 12/30/99        74.0       10.13         9.94       10.06
 12/31/99        84.3       10.13         9.75       10.00
  1/03/00        45.6       10.03         9.75        9.88
  1/04/00        36.0        9.84         9.63        9.69
  1/05/00       158.4        9.72         9.25        9.38
  1/06/00       126.2        9.69         9.28        9.59
  1/07/00       122.4       10.13         9.66       10.00
  1/10/00       459.0       10.13         9.77        9.98
  1/11/00       105.4       10.00         9.75        9.81
  1/12/00        43.1        9.88         9.50        9.66
  1/13/00       161.2       10.00         9.50        9.94
  1/14/00       183.2       10.00         9.75        9.75
  1/18/00        44.1       10.00         9.69        9.69
  1/19/00       233.1       10.31         9.69       10.31
  1/20/00       119.7       10.38         9.70       10.06
  1/21/00       176.0       10.22         9.25        9.63
  1/24/00       167.7        9.75         9.19        9.31
  1/25/00       170.9        9.63         9.19        9.38
  1/26/00        89.9        9.50         9.25        9.44
  1/27/00        72.7        9.63         9.31        9.44
  1/28/00        59.4        9.63         9.38        9.61
  1/31/00       142.5        9.69         9.13        9.31
  2/01/00        67.3        9.38         9.06        9.06
  2/02/00       152.7        9.31         9.00        9.13
  2/03/00       121.5        9.63         9.13        9.50
  2/04/00        61.3        9.56         9.39        9.50
  2/07/00       154.9        9.94         9.13        9.75
  2/08/00       251.2        9.94         9.63        9.84
  2/09/00       111.4       10.19         9.75       10.09
  2/10/00       324.1       10.50         9.81        9.98
  2/11/00       280.6       10.19         9.50        9.50
  2/14/00       120.0        9.91         9.44        9.50
  2/15/00       291.5        9.75         9.38        9.75
  2/16/00       286.7        9.88         9.38        9.56
  2/17/00     1,031.2        9.56         8.88        9.00
  2/18/00       305.8        9.06         8.25        8.38
  2/22/00       463.9        8.75         8.38        8.75
  2/23/00       327.8        8.81         8.31        8.41
  2/24/00       349.3        8.75         8.50        8.69
  2/25/00       254.9        8.88         8.50        8.69
  2/28/00       282.7        8.88         8.38        8.56
  2/29/00       423.3        8.75         8.50        8.69
  3/01/00       171.0        8.91         8.50        8.75
  3/02/00        29.2        8.88         8.75        8.75
  3/03/00       634.6        8.81         8.50        8.69
  3/06/00        93.6        9.06         8.50        9.06
  3/07/00       117.5        9.13         8.56        8.63
  3/08/00       186.6        8.88         8.22        8.22
  3/09/00       149.7        8.75         8.22        8.75
  3/10/00        92.8        8.88         8.50        8.88
  3/13/00        46.4        9.00         8.63        8.94
  3/14/00       275.4        9.00         8.44        8.50
  3/15/00       574.1        8.88         8.13        8.16
  3/16/00       410.8        8.50         7.91        8.06
  3/17/00       464.8        8.63         7.98        8.13
  3/20/00       211.0        8.50         8.28        8.44
  3/21/00       254.1        9.00         8.38        8.38
  3/22/00       194.3        8.81         8.25        8.31
  3/23/00       401.6        8.75         8.28        8.69
  3/24/00       292.2        9.00         8.25        8.38
  3/27/00        61.0        9.00         8.63        8.94
  3/28/00       110.9        8.94         8.50        8.50
  3/29/00       603.1        8.88         8.38        8.50
  3/30/00        84.6        9.00         8.50        8.75
  3/31/00       509.2        9.06         8.31        9.03
  4/03/00        50.0        9.00         8.69        8.72
  4/04/00        92.3        9.00         8.38        8.59
  4/05/00        69.8        8.81         8.25        8.25
  4/06/00       123.0        8.81         8.38        8.69
  4/07/00        71.1        9.00         8.56        9.00
  4/10/00        63.0        9.00         8.53        8.53
  4/11/00       355.8        9.06         8.53        8.88
  4/12/00       191.4        9.00         8.88        8.94
  4/13/00       128.9        9.00         8.88        9.00
  4/14/00        84.0        9.06         8.63        8.75
  4/17/00       158.8        9.03         8.56        8.88
  4/18/00       232.9        9.13         8.84        9.09
  4/19/00        71.5        9.50         8.94        9.13
  4/20/00       279.7        9.50         9.13        9.44
  4/24/00       142.3        9.75         9.25        9.72
  4/25/00       267.4       10.50         9.69       10.50
  4/26/00        89.0       10.63        10.00       10.25
  4/27/00       165.0       10.06         9.50        9.53
  4/28/00       241.5        9.88         9.50        9.81
  5/01/00       287.6       10.38         9.75       10.00
  5/02/00        94.8       10.25         9.88       10.25
  5/03/00       138.2       10.16        10.00       10.06
  5/04/00       248.1       11.56        10.44       10.56
  5/05/00       198.5       10.88        10.50       10.88
  5/08/00       268.6       11.25        11.00       11.25
  5/09/00       801.2       11.44        11.00       11.44
  5/10/00       763.5       11.44        11.08       11.38
  5/11/00       978.1       11.75        11.38       11.75
  5/12/00       293.6       12.00        11.63       11.84
  5/15/00        90.0       12.00        11.75       11.94
  5/16/00       200.4       12.00        11.56       11.56
  5/17/00       409.6       12.25        11.75       12.00
  5/18/00        97.4       12.25        11.13       11.31
  5/19/00        28.2       11.31        11.00       11.25
  5/22/00        57.4       11.19        10.75       10.94
  5/23/00       122.6       11.25        10.63       11.06
  5/24/00        36.3       11.00        10.81       10.94
  5/25/00        36.3       11.63        10.88       11.19
  5/26/00       110.2       10.88        10.44       10.88
  5/30/00        60.1       11.25        10.69       11.00
  5/31/00       124.9       11.75        11.31       11.63
  6/01/00       145.0       12.00        11.38       11.44
  6/02/00       350.7       12.50        11.00       12.13




Project Flathead                     11              U.S. Bancorp Piper Jaffray

FLATHEAD - PRICE/VOLUME GRAPH (5 YEAR)

---------------------------------------------------------------
    DATE         VOLUME        HIGH          LOW        CLOSE
---------------------------------------------------------------
      6/02/95       874.1       15.00        13.63       14.63
      6/09/95       944.5       15.13        13.25       13.38
      6/16/95     1,163.3       13.63        13.00       13.00
      6/23/95     1,887.2       14.38        13.00       14.25
      6/30/95       987.7       14.38        12.50       13.75
      7/07/95     1,312.0       14.25        12.63       14.25
      7/14/95       946.7       14.25        13.75       14.13
      7/21/95       859.3       14.25        13.75       13.88
      7/28/95     1,365.4       14.13        13.13       13.75
      8/04/95     2,789.5       14.63        13.50       13.63
      8/11/95       936.1       13.88        13.25       13.31
      8/18/95       870.7       13.38        12.63       12.63
      8/25/95       764.6       13.50        12.63       13.50
      9/01/95     1,106.4       13.63        12.63       12.63
      9/08/95       563.9       13.94        12.75       13.88
      9/15/95     1,121.8       14.00        12.63       13.00
      9/22/95       900.5       13.00        11.88       12.38
      9/29/95     1,260.2       12.75        11.25       12.50
     10/06/95       937.3       12.88        11.75       11.75
     10/13/95       471.6       12.13        11.38       12.13
     10/20/95       415.7       12.25        11.88       12.00
     10/27/95     1,624.2       13.75        11.88       13.00
     11/03/95     1,585.1       13.25        12.50       12.75
     11/10/95     1,182.6       13.50        12.75       13.25
     11/17/95       534.5       13.38        12.88       12.88
     11/24/95       386.1       13.13        12.63       12.88
     12/01/95     1,874.5       13.50        12.63       13.38
     12/08/95     1,046.0       14.88        13.38       13.63
     12/15/95       856.4       14.13        12.88       13.75
     12/22/95     1,487.8       15.50        13.38       15.00
     12/29/95       820.9       15.13        13.25       13.75
      1/05/96       205.0       14.25        13.50       13.75
      1/12/96       388.3       13.88        13.13       13.13
      1/19/96       895.6       13.25        11.88       12.38
      1/26/96     2,215.6       14.75        12.13       13.88
      2/02/96       946.6       14.00        13.25       13.38
      2/09/96       526.1       13.50        12.63       13.25
      2/16/96       913.0       13.25        12.00       12.25
      2/23/96     1,866.9       13.13        11.75       12.00
      3/01/96     1,523.9       13.25        11.88       12.00
      3/08/96       898.8       12.75        12.00       12.50
      3/15/96       997.2       13.38        12.25       13.31
      3/22/96     1,141.9       14.25        13.13       13.75
      3/29/96       369.9       14.25        13.63       14.25
      4/04/96       222.3       14.25        13.00       13.00
      4/12/96     1,476.0       14.25        12.50       13.88
      4/19/96       389.5       14.13        13.75       14.00
      4/26/96       637.8       14.13        13.75       14.00
      5/03/96       842.3       14.13        13.75       13.81
      5/10/96     2,550.5       14.13        11.88       14.06
      5/17/96       629.8       14.13        12.63       12.88
      5/24/96       731.2       13.88        12.75       12.88
      5/31/96       587.3       13.00        12.38       12.63
      6/07/96     3,141.9       12.63        11.38       11.63
      6/14/96     2,727.9       12.50        11.50       12.31
      6/21/96     2,569.4       13.13        12.13       12.81
      6/28/96       956.1       13.13        12.00       12.25
      7/05/96       531.3       12.50        12.00       12.00
      7/12/96     1,068.8       12.13        11.38       11.94
      7/19/96     2,094.0       12.50        11.38       12.25
      7/26/96     1,154.2       12.25        11.75       12.00
      8/02/96     1,172.1       12.88        12.00       12.88
      8/09/96     1,221.7       13.13        12.63       12.94
      8/16/96     1,206.3       13.13        12.88       13.00
      8/23/96       661.8       13.13        12.88       13.00
      8/30/96       686.5       14.00        12.88       13.75
      9/06/96       538.4       14.13        13.38       14.13
      9/13/96     1,245.6       15.75        13.63       14.88
      9/20/96     4,830.2       13.75         9.50       10.31
      9/27/96     4,712.9       10.50         9.50        9.88
     10/04/96     1,731.7       11.13        10.00       10.63
     10/11/96       679.6       10.88         9.88       10.13
     10/18/96     1,029.0       10.25         9.75       10.13
     10/25/96     1,107.1       10.88        10.00       10.75
     11/01/96       790.6       11.13        10.50       10.88
     11/08/96     1,926.9       11.00         8.63        8.94
     11/15/96     1,318.6        9.88         8.63        9.44
     11/22/96       377.1        9.63         8.88        9.00
     11/29/96     2,302.2        9.50         8.75        9.31
     12/06/96       866.2        9.75         8.88        9.63
     12/13/96       577.1        9.75         9.00        9.25
     12/20/96     2,250.1        9.50         8.88        9.00
     12/27/96     1,546.2        9.75         9.13        9.38
      1/03/97     2,090.7        9.38         8.88        9.38
      1/10/97     2,865.7       10.25         8.00        8.00
      1/17/97     2,711.4        8.25         7.50        7.75
      1/24/97     1,636.5        7.88         7.63        7.88
      1/31/97     1,063.7        8.25         7.75        8.00
      2/07/97       811.1        8.00         7.56        7.75
      2/14/97       678.8        8.00         7.63        7.75
      2/21/97     1,140.0        7.75         7.13        7.38
      2/28/97     1,258.2        7.50         7.13        7.19
      3/07/97     3,306.1        7.38         6.44        6.56
      3/14/97     1,625.2        6.75         6.38        6.63
      3/21/97     1,120.9        7.13         6.50        7.00
      3/27/97     1,015.5        7.50         7.00        7.25
      4/04/97     1,062.2        7.50         6.75        7.38
      4/11/97     1,119.6        8.75         7.25        8.38
      4/18/97       749.7        9.13         8.13        8.38
      4/25/97       269.2        8.63         7.50        7.75
      5/02/97       397.6        8.38         7.50        8.13
      5/09/97     1,310.6        9.06         8.00        8.25
      5/16/97       619.6        9.25         8.14        8.88
      5/23/97       926.6        9.13         8.88        8.94
      5/30/97       443.8        9.00         8.63        8.88
      6/06/97       695.7        9.00         8.25        8.56
      6/13/97       782.0        8.63         8.00        8.25
      6/20/97     1,411.1        9.13         8.13        8.94
      6/27/97       945.1        9.00         8.38        8.50
      7/03/97       862.7        8.75         8.38        8.50
      7/11/97     3,473.6        9.19         8.50        8.88
      7/18/97       982.1        9.25         8.81        9.00
      7/25/97       717.0        9.38         8.88        9.31
      8/01/97       854.9       10.06         9.31        9.81
      8/08/97     1,314.5       10.13         9.50        9.69
      8/15/97       835.0        9.88         9.50        9.75
      8/22/97     2,020.6       11.13         9.56       11.00
      8/29/97     1,066.5       11.13        10.81       10.94
      9/05/97     1,554.1       11.63        10.88       11.56
      9/12/97     1,359.5       11.88        11.13       11.31
      9/19/97       434.8       11.50        10.56       10.56
      9/26/97       731.4       11.00        10.00       10.44
     10/03/97     1,246.1       11.13        10.19       11.06
     10/10/97     1,758.0       11.38        10.75       10.81
     10/17/97       534.2       10.88        10.13       10.44
     10/24/97       462.0       11.13         9.75        9.75
     10/31/97     1,418.7       10.63         8.50       10.50
     11/07/97       679.1       10.56        10.00       10.25
     11/14/97       993.5       10.31         9.25        9.63
     11/21/97       562.7        9.88         9.38        9.38
     11/28/97       310.0        9.50         8.75        8.88
     12/05/97       546.9        9.13         8.69        8.88
     12/12/97       944.4        8.94         7.81        8.13
     12/19/97     1,831.0        8.25         7.69        7.75
     12/26/97       254.5        8.56         7.75        8.06
      1/02/98     1,161.7        9.63         7.88        9.50
      1/09/98       822.5        9.44         8.38        8.53
      1/16/98       314.5        9.13         8.50        8.91
      1/23/98       193.5        9.13         8.69        8.75
      1/30/98       627.8        9.41         8.50        9.19
      2/06/98       814.1        9.41         9.13        9.27
      2/13/98       347.9        9.69         9.19        9.41
      2/20/98     1,813.5       11.13         9.38       10.25
      2/27/98       929.3       11.31        10.25       10.56
      3/06/98     1,372.0       11.88        10.50       11.81
      3/13/98     2,398.3       12.75        11.63       12.44
      3/20/98     1,653.0       13.81        11.88       13.75
      3/27/98     1,411.5       13.63        13.00       13.50
      4/03/98     1,313.5       13.94        13.31       13.56
      4/09/98       528.3       13.63        12.88       13.19
      4/17/98     3,432.5       15.50        13.13       15.31
      4/24/98     2,278.3       15.56        14.38       14.50
      5/01/98     1,791.3       14.88        13.88       14.44
      5/08/98     2,064.8       15.63        14.25       15.00
      5/15/98     2,872.6       15.88        14.81       15.75
      5/22/98     1,241.7       16.50        15.56       16.19
      5/29/98     2,237.6       16.50        15.69       16.31
      6/05/98     2,533.4       17.13        15.25       16.88
      6/12/98     2,020.3       17.13        15.00       15.56
      6/19/98     2,184.8       16.50        15.06       16.44
      6/26/98     3,279.1       16.88        15.41       15.56
      7/02/98     2,013.2       15.88        14.63       14.75
      7/10/98     2,177.6       15.88        14.19       15.75
      7/17/98     1,436.3       15.75        14.88       15.06
      7/24/98     1,253.4       15.75        14.88       15.00
      7/31/98     1,313.7       15.63        13.56       13.81
      8/07/98     1,965.1       14.38        12.50       13.88
      8/14/98     1,359.9       15.13        12.88       14.63
      8/21/98       484.5       14.94        14.00       14.06
      8/28/98       827.3       14.75        13.75       13.88
      9/04/98     2,149.3       14.00        12.56       13.31
      9/11/98     1,727.0       14.38        12.25       13.06
      9/18/98     1,026.8       13.44        12.38       13.31
      9/25/98     1,259.1       14.00        12.94       13.53
     10/02/98     4,099.8       13.94         9.50       10.88
     10/09/98     1,277.3       11.00         9.75       10.13
     10/16/98       741.4       12.31         9.63       12.00
     10/23/98     1,027.0       14.13        11.75       13.75
     10/30/98     2,662.3       13.88        10.00       10.81
     11/06/98     2,207.2       11.81        10.75       10.88
     11/13/98     1,771.9       12.25        10.81       12.09
     11/20/98     1,823.4       13.00        11.50       12.69
     11/27/98       332.2       12.81        12.25       12.25
     12/04/98       619.4       12.88        11.13       12.75
     12/11/98     1,069.6       12.75        11.44       11.75
     12/18/98     1,486.7       12.16        11.50       12.06
     12/24/98       461.4       12.31        11.63       11.94
     12/31/98       446.2       12.13        11.38       11.94
      1/08/99     1,116.2       12.06        10.25       10.38
      1/15/99     1,291.3       10.63         9.94       10.06
      1/22/99       617.7       10.13         9.25        9.38
      1/29/99     1,713.6        9.81         9.00        9.06
      2/05/99     4,307.8        9.38         7.81        8.94
      2/12/99     2,042.3        9.88         8.88        9.00
      2/19/99     2,618.0       10.88         8.75        9.94
      2/26/99     1,797.0       11.00         9.88       10.06
      3/05/99     3,108.9       10.63         9.30       10.13
      3/12/99     1,449.3       10.13         9.13        9.63
      3/19/99     3,041.5       10.06         9.56        9.94
      3/26/99     1,878.4       10.13         9.75       10.00
      4/01/99       831.4       10.38         9.88       10.00
      4/09/99       614.9       10.25         9.63       10.00
      4/16/99       515.1       10.31         9.81       10.00
      4/23/99       539.5       10.19         9.63       10.13
      4/30/99       586.0       10.25         9.88       10.00
      5/07/99     1,347.3       10.75         9.88       10.00
      5/14/99     1,129.4       10.38         9.88       10.19
      5/21/99     1,701.7       11.75        10.13       10.69
      5/28/99     1,730.1       11.13        10.06       10.50
      6/04/99     2,883.1       11.06         9.94       10.75
      6/11/99       807.0       11.00        10.50       10.88
      6/18/99     1,100.2       11.25        10.63       11.06
      6/25/99     2,144.4       11.19        10.88       11.13
      7/02/99       695.2       11.56        11.00       11.31
      7/09/99       829.5       11.56        11.25       11.38
      7/16/99       745.8       11.50        11.25       11.41
      7/23/99       838.0       11.56        11.25       11.38
      7/30/99     2,651.5       12.00        11.31       11.75
      8/06/99       717.6       12.00        10.94       11.13
      8/13/99       844.5       11.88        11.19       11.50
      8/20/99       619.6       11.81        11.50       11.56
      8/27/99       855.3       11.75        11.38       11.38
      9/03/99       902.7       11.56        11.13       11.56
      9/10/99       293.0       11.44        10.38       10.75
      9/17/99       732.7       11.00        10.31       10.94
      9/24/99       366.9       11.00        10.44       10.44
     10/01/99       935.6       11.69        10.44       11.13
     10/08/99       680.3       11.19        10.25       10.38
     10/15/99       686.4       10.50         9.44        9.47
     10/22/99       853.9       10.00         9.25        9.44
     10/29/99     1,818.3        9.72         8.91        9.31
     11/05/99       947.6       10.59         9.28       10.56
     11/12/99     2,247.5       10.75         9.63        9.88
     11/19/99       917.8       10.50         9.50       10.50
     11/26/99       810.9       11.88        10.00       11.63
     12/03/99     1,390.6       11.88         9.94       10.56
     12/10/99       484.1       10.88         9.75       10.06
     12/17/99       458.2       10.13         9.31        9.98
     12/23/99       472.0       10.25         9.44       10.00
     12/31/99       430.5       10.25         9.50       10.00
      1/07/00       488.6       10.13         9.25       10.00
      1/14/00       951.9       10.13         9.50        9.75
      1/21/00       572.9       10.38         9.25        9.63
      1/28/00       560.6        9.75         9.19        9.61
      2/04/00       545.3        9.69         9.00        9.50
      2/11/00     1,122.2       10.50         9.13        9.50
      2/18/00     2,035.2        9.91         8.25        8.38
      2/25/00     1,395.9        8.88         8.31        8.69
      3/03/00     1,540.8        8.91         8.38        8.69
      3/10/00       640.2        9.13         8.22        8.88
      3/17/00     1,771.5        9.00         7.91        8.13
      3/24/00     1,353.2        9.00         8.25        8.38
      3/31/00     1,368.8        9.06         8.31        9.03
      4/07/00       406.2        9.00         8.25        9.00
      4/14/00       823.1        9.06         8.53        8.75
      4/20/00       742.9        9.50         8.56        9.44
      4/28/00       905.2       10.63         9.25        9.81
      5/05/00       967.2       11.56         9.75       10.88
      5/12/00     3,105.0       12.00        11.00       11.84
      5/19/00       825.6       12.25        11.00       11.25
      5/26/00       362.8       11.63        10.44       10.88
      6/02/00       680.7       12.50        10.69       12.13



Project Flathead                     12              U.S. Bancorp Piper Jaffray

RELATIVE STOCK PERFORMANCE - 1 YEAR


Date          BOCB        SP8CQ       COMP
      6/02/99      100.00      100.00       100.00             BOCB        Buffets
      6/03/99       97.02      100.94        98.80             SP8CQ       S&P Supercomp Restaurant
      6/04/99      102.38      103.73       101.89             COMP        NASDAQ
      6/07/99      104.17      102.62       103.77
      6/08/99      101.19      103.00       101.73
      6/09/99      104.17      102.75       103.57
      6/10/99      103.57      104.56       102.15
      6/11/99      103.57      103.78       100.64
      6/14/99      102.38      103.05        98.60
      6/15/99      102.98      103.92        99.27
      6/16/99      101.79      105.02       103.51
      6/17/99      104.17      105.97       104.59
      6/18/99      105.36      104.95       105.39
      6/21/99      104.76      104.13       108.13
      6/22/99      104.76      103.31       106.08
      6/23/99      105.95      102.78       106.81
      6/24/99      104.76      101.47       105.00
      6/25/99      105.95      100.67       104.94
      6/28/99      105.95      102.04       106.99
      6/29/99      108.93      105.11       108.62
      6/30/99      109.52      104.80       110.43
      7/01/99      107.74      103.47       111.26
      7/02/99      107.74      102.83       112.69
      7/06/99      108.33      101.89       112.51
      7/07/99      108.33      102.01       112.77
      7/08/99      107.74      101.21       113.96
      7/09/99      108.33      107.84       114.83
      7/12/99      108.93      106.62       114.72
      7/13/99      108.33      108.05       114.22
      7/14/99      109.52      107.23       115.86
      7/15/99      108.33      106.92       116.73
      7/16/99      108.63      107.65       117.76
      7/19/99      109.52      106.17       116.36
      7/20/99      107.74      104.71       112.32
      7/21/99      107.14      104.12       113.54
      7/22/99      108.93      102.21       110.36
      7/23/99      108.33      101.66       110.69
      7/26/99      109.52      102.41       107.68
      7/27/99      113.10      101.69       110.15
      7/28/99      112.50      100.82       111.24
      7/29/99      109.52       99.88       108.53
      7/30/99      111.90       99.76       108.47
      8/02/99      109.52      100.98       107.86
      8/03/99      110.12      100.32       106.40
      8/04/99      110.71       99.01       104.42
      8/05/99      109.52       97.98       105.49
      8/06/99      105.95       95.39       104.75
      8/09/99      110.12       95.56       103.56
      8/10/99      108.33       93.25       102.37
      8/11/99      111.90       93.66       105.45
      8/12/99      111.90       93.10       104.81
      8/13/99      109.52       94.78       108.44
      8/16/99      110.71       95.83       108.75
      8/17/99      111.31       97.27       109.82
      8/18/99      110.71       98.13       109.26
      8/19/99      110.71       96.78       107.77
      8/20/99      110.12       97.21       108.88
      8/23/99      111.31       97.47       111.81
      8/24/99      111.31       96.44       113.15
      8/25/99      110.71       98.77       115.34
      8/26/99      110.12       98.20       114.07
      8/27/99      108.33       99.24       113.42
      8/30/99      108.93       97.60       111.52
      8/31/99      106.55       96.29       112.62
      9/01/99      107.74       95.03       113.09
      9/02/99      108.93       94.95       112.41
      9/03/99      110.12       97.74       116.88
      9/07/99      104.17       98.07       116.64
      9/08/99      102.98       97.65       115.47
      9/09/99      101.79       97.55       117.25
      9/10/99      102.38       99.84       118.69
      9/13/99      100.60      101.52       116.95
      9/14/99       98.81      101.11       117.92
      9/15/99       99.40      100.25       115.69
      9/16/99      100.00       98.36       115.39
      9/17/99      104.17       98.70       117.97
      9/20/99      104.17       97.89       118.65
      9/21/99      101.19       97.82       115.98
      9/22/99      101.19       98.97       117.50
      9/23/99       99.40       99.64       113.05
      9/24/99       99.40       99.23       112.66
      9/27/99      102.38       99.61       113.54
      9/28/99      102.38       99.82       113.31
      9/29/99       99.40       98.69       112.25
      9/30/99      110.71      100.08       112.90
     10/01/99      105.95      100.15       112.52
     10/04/99      105.36      101.79       114.95
     10/05/99      104.17       99.81       115.10
     10/06/99       99.40       99.63       117.46
     10/07/99      100.30       99.08       117.61
     10/08/99       98.81       99.96       118.67
     10/11/99       98.21      100.07       119.88
     10/12/99       97.62       98.95       118.09
     10/13/99       98.21       97.09       115.16
     10/14/99       94.05       95.87       115.39
     10/15/99       90.18       95.34       112.31
     10/18/99       93.15       95.81       110.55
     10/19/99       91.07       98.07       110.52
     10/20/99       90.48       99.27       114.62
     10/21/99       89.88       96.65       115.19
     10/22/99       89.88       93.24       115.79
     10/25/99       88.39       91.08       115.77
     10/26/99       86.90       91.51       115.58
     10/27/99       89.58       91.57       115.22
     10/28/99       88.69       94.06       118.20
     10/29/99       88.69       95.56       121.95
     11/01/99       91.07       96.17       122.00
     11/02/99       90.48       96.07       122.58
     11/03/99       91.07       96.38       124.51
     11/04/99       96.43      101.33       125.63
     11/05/99      100.60      104.24       127.54
     11/08/99      102.38      105.00       129.25
     11/09/99       95.83      104.00       128.48
     11/10/99       94.05      103.84       129.75
     11/11/99       94.05      105.30       131.45
     11/12/99       94.05      107.43       132.43
     11/15/99       95.24      105.73       132.36
     11/16/99       94.94      104.34       135.38
     11/17/99       96.73      103.98       134.41
     11/18/99       95.83      105.51       137.60
     11/19/99      100.00      105.46       138.51
     11/22/99       97.02      104.23       139.47
     11/23/99      102.38      103.40       137.43
     11/24/99      104.17      101.07       140.62
     11/26/99      110.71       99.75       141.74
     11/29/99      100.00      101.21       140.66
     11/30/99      102.38      100.87       137.15
     12/01/99      101.19      103.27       137.88
     12/02/99       97.02      100.86       141.95
     12/03/99      100.60      101.99       144.74
     12/06/99      101.19      101.94       145.78
     12/07/99      100.00       99.76       147.46
     12/08/99       92.86       98.73       147.43
     12/09/99       95.54       97.57       147.76
     12/10/99       95.83       95.85       148.83
     12/13/99       95.83       93.65       150.39
     12/14/99       92.26       92.39       146.84
     12/15/99       95.24       93.42       148.90
     12/16/99       94.64       93.59       152.73
     12/17/99       95.09       93.38       154.29
     12/20/99       92.86       94.24       155.56
     12/21/99       95.83       93.57       160.79
     12/22/99       95.24       92.78       161.87
     12/23/99       95.24       91.93       163.19
     12/27/99       96.43       92.91       163.43
     12/28/99       90.48       92.41       163.30
     12/29/99       94.64       91.76       166.15
     12/30/99       95.83       91.14       165.96
     12/31/99       95.24       92.29       167.30
      1/03/00       94.05       90.59       169.84
      1/04/00       92.26       88.91       160.40
      1/05/00       89.29       90.09       159.41
      1/06/00       91.37       89.28       153.23
      1/07/00       95.24       90.64       159.62
      1/10/00       95.09       91.82       166.49
      1/11/00       93.45       93.02       161.21
      1/12/00       91.96       95.46       158.28
      1/13/00       94.64       95.99       162.69
      1/14/00       92.86       96.29       167.09
      1/18/00       92.26       94.15       169.82
      1/19/00       98.21       95.18       170.67
      1/20/00       95.83       92.54       172.24
      1/21/00       91.67       92.50       174.12
      1/24/00       88.69       90.29       168.40
      1/25/00       89.29       90.08       171.33
      1/26/00       89.88       84.11       167.32
      1/27/00       89.88       87.26       166.07
      1/28/00       91.52       85.57       159.80
      1/31/00       88.69       86.74       161.99
      2/01/00       86.31       85.94       166.58
      2/02/00       86.90       83.78       167.49
      2/03/00       90.48       83.42       173.12
      2/04/00       90.48       84.36       174.48
      2/07/00       92.86       83.94       177.67
      2/08/00       93.75       86.54       182.02
      2/09/00       96.13       85.21       179.38
      2/10/00       95.09       83.33       184.41
      2/11/00       90.48       82.41       180.70
      2/14/00       90.48       80.83       181.65
      2/15/00       92.86       80.88       181.74
      2/16/00       91.07       80.05       182.03
      2/17/00       85.71       80.94       187.01
      2/18/00       79.76       78.28       181.37
      2/22/00       83.33       77.84       180.16
      2/23/00       80.06       78.69       187.07
      2/24/00       82.74       76.28       189.84
      2/25/00       82.74       75.39       188.72
      2/28/00       81.55       75.62       188.20
      2/29/00       82.74       76.96       193.09
      3/01/00       83.33       76.74       196.68
      3/02/00       83.33       75.44       195.46
      3/03/00       82.74       78.44       202.05
      3/06/00       86.31       77.43       201.65
      3/07/00       82.14       73.61       199.30
      3/08/00       78.27       74.78       201.33
      3/09/00       83.33       77.92       207.48
      3/10/00       84.52       77.59       207.56
      3/13/00       85.12       78.17       201.74
      3/14/00       80.95       74.56       193.50
      3/15/00       77.68       79.39       188.40
      3/16/00       76.79       84.33       193.94
      3/17/00       77.38       83.21       197.26
      3/20/00       80.36       83.56       189.52
      3/21/00       79.76       85.95       193.70
      3/22/00       79.17       85.45       200.00
      3/23/00       82.74       85.54       203.12
      3/24/00       79.76       84.94       204.04
      3/27/00       85.12       84.85       203.85
      3/28/00       80.95       85.28       198.73
      3/29/00       80.95       88.61       190.95
      3/30/00       83.33       90.59       183.27
      3/31/00       86.01       91.67       188.00
      4/03/00       83.04       92.92       173.64
      4/04/00       81.85       93.32       170.57
      4/05/00       78.57       92.77       171.40
      4/06/00       82.74       89.83       175.45
      4/07/00       85.71       90.47       182.80
      4/10/00       81.25       88.65       172.18
      4/11/00       84.52       91.34       166.74
      4/12/00       85.12       89.46       154.98
      4/13/00       85.71       85.96       151.16
      4/14/00       83.33       83.21       136.54
      4/17/00       84.52       83.61       145.50
      4/18/00       86.61       82.27       155.96
      4/19/00       86.90       83.23       152.38
      4/20/00       89.88       88.30       149.81
      4/24/00       92.56       94.21       143.17
      4/25/00      100.00       94.14       152.57
      4/26/00       97.62       94.41       149.24
      4/27/00       90.77       94.29       155.16
      4/28/00       93.45       91.49       158.72
      5/01/00       95.24       93.13       162.72
      5/02/00       97.62       93.45       155.63
      5/03/00       95.83       89.92       152.41
      5/04/00      100.60       87.66       152.94
      5/05/00      103.57       88.41       156.92
      5/08/00      107.14       87.99       150.85
      5/09/00      108.93       90.14       147.39
      5/10/00      108.33       92.41       139.15
      5/11/00      111.90       92.52       143.87
      5/12/00      112.80       91.11       145.08
      5/15/00      113.69       92.23       148.32
      5/16/00      110.12       94.53       152.83
      5/17/00      114.29       93.76       149.85
      5/18/00      107.74       92.37       145.48
      5/19/00      107.14       90.16       139.38
      5/22/00      104.17       91.56       138.31
      5/23/00      105.36       92.01       130.10
      5/24/00      104.17       92.22       134.46
      5/25/00      106.55       89.08       131.78
      5/26/00      103.57       89.48       131.77
      5/30/00      104.76       88.19       142.22
      5/31/00      110.71       86.69       139.82
      6/01/00      108.93       86.77       147.28
      6/02/00      115.48       88.50       156.77


Project Flathead              13                     U.S. Bancorp Piper Jaffray

RELATIVE STOCK PERFORMANCE - 5 YEAR

Date               BOCB        SP8CQ        COMP               BOCB        Buffets
      6/02/95      100.00      100.00       100.00             SP8CQ       S&P Supercomp Restaurant
      6/09/95       91.45       99.36       101.31             COMP        NASDAQ
      6/16/95       88.89      101.79       104.09
      6/23/95       97.44      103.47       107.55
      6/30/95       94.02      104.29       106.93
      7/07/95       97.44      103.50       111.09
      7/14/95       96.58      103.79       114.47
      7/21/95       94.87      104.92       110.17
      7/28/95       94.02      106.08       115.16
      8/04/95       93.16      103.62       113.53
      8/11/95       91.03      103.99       115.02
      8/18/95       86.32      102.69       118.13
      8/25/95       92.31      102.38       116.84
      9/01/95       86.32      101.58       116.78
      9/08/95       94.87      104.48       121.43
      9/15/95       88.89      108.65       120.41
      9/22/95       84.62      110.38       120.67
      9/29/95       85.47      105.09       119.54
     10/06/95       80.34      105.05       115.93
     10/13/95       82.91      107.03       116.66
     10/20/95       82.05      109.78       119.08
     10/27/95       88.89      108.64       117.48
     11/03/95       87.18      108.59       122.07
     11/10/95       90.60      112.12       121.87
     11/17/95       88.03      115.38       119.71
     11/24/95       88.03      114.45       118.01
     12/01/95       91.45      116.44       120.89
     12/08/95       93.16      116.89       121.70
     12/15/95       94.02      119.03       118.04
     12/22/95      102.56      115.24       119.92
     12/29/95       94.02      116.68       120.52
      1/05/96       94.02      115.05       118.39
      1/12/96       89.74      112.62       115.49
      1/19/96       84.62      118.95       116.66
      1/26/96       94.87      122.21       119.24
      2/02/96       91.45      122.25       122.81
      2/09/96       90.60      127.92       125.39
      2/16/96       83.76      123.26       124.94
      2/23/96       82.05      127.14       128.04
      3/01/96       82.05      124.01       124.41
      3/08/96       85.47      125.68       121.85
      3/15/96       91.03      129.45       125.96
      3/22/96       94.02      128.67       126.26
      3/29/96       97.44      125.02       126.17
      4/04/96       88.89      127.44       128.09
      4/12/96       94.87      125.93       126.11
      4/19/96       95.73      124.44       130.44
      4/26/96       95.73      128.12       135.96
      5/03/96       94.44      125.37       135.70
      5/10/96       96.15      126.31       137.78
      5/17/96       88.03      127.87       142.26
      5/24/96       88.03      129.34       142.94
      5/31/96       86.32      127.70       142.44


Project Flathead                   14                 U.S. Bancorp Piper Jaffray

FLATHEAD - TRADING VOLUME AT VARIOUS PRICES (1 YEAR)




$  7.01-$7.50     $  7.51-$8.00    $  8.01-$8.50     $  8.51-$9.00        $  9.01-$9.50        $ 9.51-$10.00

            0%                0%               8%               11%                   9%                  15%


$10.01-$10.50     $10.51-$11.00    $11.01-$11.50     $11.51-$12.00        $12.01-$12.50        $12.51-$13.00

           12%               18%              15%               12%                   0%                   0%


$13.01-$13.50

            0%





Project Flathead                     15              U.S. Bancorp Piper Jaffray

FLATHEAD - TRADING VOLUME AT VARIOUS PRICES (5 YEAR)




$  5.01-$6.00    $  6.01-$7.00   $  7.01-$8.00    $  8.01-$9.00   $ 9.01-$10.00   $10.01-$11.00

            0%               2%              5%              12%             16%             17%

$11.01-$12.00    $12.01-$13.00   $13.01-$14.00    $14.01-$15.00   $15.01-$16.00   $16.01-$17.00

           11%              11%             13%               7%              5%              2%

$17.01-$18.00

            0%


Project Flathead                     16              U.S. Bancorp Piper Jaffray

INTEREST RATE DATA

                        [CHART]

      Date               Close
  06/02/97              8.5000
  06/03/97              8.5000
  06/04/97              8.5000
  06/05/97              8.5000
  06/06/97              8.5000
  06/09/97              8.5000
  06/10/97              8.5000
  06/11/97              8.5000
  06/12/97              8.5000
  06/13/97              8.5000
  06/16/97              8.5000
  06/17/97              8.5000
  06/18/97              8.5000
  06/19/97              8.5000
  06/20/97              8.5000
  06/23/97              8.5000
  06/24/97              8.5000
  06/25/97              8.5000
  06/26/97              8.5000
  06/27/97              8.5000
  06/30/97              8.5000
  07/01/97              8.5000
  07/02/97              8.5000
  07/03/97              8.5000
  07/07/97              8.5000
  07/08/97              8.5000
  07/09/97              8.5000
  07/10/97              8.5000
  07/11/97              8.5000
  07/14/97              8.5000
  07/15/97              8.5000
  07/16/97              8.5000
  07/17/97              8.5000
  07/18/97              8.5000
  07/21/97              8.5000
  07/22/97              8.5000
  07/23/97              8.5000
  07/24/97              8.5000
  07/25/97              8.5000
  07/28/97              8.5000
  07/29/97              8.5000
  07/30/97              8.5000
  07/31/97              8.5000
  08/01/97              8.5000
  08/04/97              8.5000
  08/05/97              8.5000
  08/06/97              8.5000
  08/07/97              8.5000
  08/08/97              8.5000
  08/11/97              8.5000
  08/12/97              8.5000
  08/13/97              8.5000
  08/14/97              8.5000
  08/15/97              8.5000
  08/18/97              8.5000
  08/19/97              8.5000
  08/20/97              8.5000
  08/21/97              8.5000
  08/22/97              8.5000
  08/25/97              8.5000
  08/26/97              8.5000
  08/27/97              8.5000
  08/28/97              8.5000
  08/29/97              8.5000
  09/02/97              8.5000
  09/03/97              8.5000
  09/04/97              8.5000
  09/05/97              8.5000
  09/08/97              8.5000
  09/09/97              8.5000
  09/10/97              8.5000
  09/11/97              8.5000
  09/12/97              8.5000
  09/15/97              8.5000
  09/16/97              8.5000
  09/17/97              8.5000
  09/18/97              8.5000
  09/19/97              8.5000
  09/22/97              8.5000
  09/23/97              8.5000
  09/24/97              8.5000
  09/25/97              8.5000
  09/26/97              8.5000
  09/29/97              8.5000
  09/30/97              8.5000
  10/01/97              8.5000
  10/02/97              8.5000
  10/03/97              8.5000
  10/06/97              8.5000
  10/07/97              8.5000
  10/08/97              8.5000
  10/09/97              8.5000
  10/10/97              8.5000
  10/13/97              8.5000
  10/14/97              8.5000
  10/15/97              8.5000
  10/16/97              8.5000
  10/17/97              8.5000
  10/20/97              8.5000
  10/21/97              8.5000
  10/22/97              8.5000
  10/23/97              8.5000
  10/24/97              8.5000
  10/27/97              8.5000
  10/28/97              8.5000
  10/29/97              8.5000
  10/30/97              8.5000
  10/31/97              8.5000
  11/03/97              8.5000
  11/04/97              8.5000
  11/05/97              8.5000
  11/06/97              8.5000
  11/07/97              8.5000
  11/10/97              8.5000
  11/11/97              8.5000
  11/12/97              8.5000
  11/13/97              8.5000
  11/14/97              8.5000
  11/17/97              8.5000
  11/18/97              8.5000
  11/19/97              8.5000
  11/20/97              8.5000
  11/21/97              8.5000
  11/24/97              8.5000
  11/25/97              8.5000
  11/26/97              8.5000
  11/28/97              8.5000
  12/01/97              8.5000
  12/02/97              8.5000
  12/03/97              8.5000
  12/04/97              8.5000
  12/05/97              8.5000
  12/08/97              8.5000
  12/09/97              8.5000
  12/10/97              8.5000
  12/11/97              8.5000
  12/12/97              8.5000
  12/15/97              8.5000
  12/16/97              8.5000
  12/17/97              8.5000
  12/18/97              8.5000
  12/19/97              8.5000
  12/22/97              8.5000
  12/23/97              8.5000
  12/24/97              8.5000
  12/26/97              8.5000
  12/29/97              8.5000
  12/30/97              8.5000
  12/31/97              8.5000
  01/02/98              8.5000
  01/05/98              8.5000
  01/06/98              8.5000
  01/07/98              8.5000
  01/08/98              8.5000
  01/09/98              8.5000
  01/12/98              8.5000
  01/13/98              8.5000
  01/14/98              8.5000
  01/15/98              8.5000
  01/16/98              8.5000
  01/20/98              8.5000
  01/21/98              8.5000
  01/22/98              8.5000
  01/23/98              8.5000
  01/26/98              8.5000
  01/27/98              8.5000
  01/28/98              8.5000
  01/29/98              8.5000
  01/30/98              8.5000
  02/02/98              8.5000
  02/03/98              8.5000
  02/04/98              8.5000
  02/05/98              8.5000
  02/06/98              8.5000
  02/09/98              8.5000
  02/10/98              8.5000
  02/11/98              8.5000
  02/12/98              8.5000
  02/13/98              8.5000
  02/17/98              8.5000
  02/18/98              8.5000
  02/19/98              8.5000
  02/20/98              8.5000
  02/23/98              8.5000
  02/24/98              8.5000
  02/25/98              8.5000
  02/26/98              8.5000
  02/27/98              8.5000
  03/02/98              8.5000
  03/03/98              8.5000
  03/04/98              8.5000
  03/05/98              8.5000
  03/06/98              8.5000
  03/09/98              8.5000
  03/10/98              8.5000
  03/11/98              8.5000
  03/12/98              8.5000
  03/13/98              8.5000
  03/16/98              8.5000
  03/17/98              8.5000
  03/18/98              8.5000
  03/19/98              8.5000
  03/20/98              8.5000
  03/23/98              8.5000
  03/24/98              8.5000
  03/25/98              8.5000
  03/26/98              8.5000
  03/27/98              8.5000
  03/30/98              8.5000
  03/31/98              8.5000
  04/01/98              8.5000
  04/02/98              8.5000
  04/03/98              8.5000
  04/06/98              8.5000
  04/07/98              8.5000
  04/08/98              8.5000
  04/09/98              8.5000
  04/13/98              8.5000
  04/14/98              8.5000
  04/15/98              8.5000
  04/16/98              8.5000
  04/17/98              8.5000
  04/20/98              8.5000
  04/21/98              8.5000
  04/22/98              8.5000
  04/23/98              8.5000
  04/24/98              8.5000
  04/27/98              8.5000
  04/28/98              8.5000
  04/29/98              8.5000
  04/30/98              8.5000
  05/01/98              8.5000
  05/04/98              8.5000
  05/05/98              8.5000
  05/06/98              8.5000
  05/07/98              8.5000
  05/08/98              8.5000
  05/11/98              8.5000
  05/12/98              8.5000
  05/13/98              8.5000
  05/14/98              8.5000
  05/15/98              8.5000
  05/18/98              8.5000
  05/19/98              8.5000
  05/20/98              8.5000
  05/21/98              8.5000
  05/22/98              8.5000
  05/26/98              8.5000
  05/27/98              8.5000
  05/28/98              8.5000
  05/29/98              8.5000
  06/01/98              8.5000
  06/02/98              8.5000
  06/03/98              8.5000
  06/04/98              8.5000
  06/05/98              8.5000
  06/08/98              8.5000
  06/09/98              8.5000
  06/10/98              8.5000
  06/11/98              8.5000
  06/12/98              8.5000
  06/15/98              8.5000
  06/16/98              8.5000
  06/17/98              8.5000
  06/18/98              8.5000
  06/19/98              8.5000
  06/22/98              8.5000
  06/23/98              8.5000
  06/24/98              8.5000
  06/25/98              8.5000
  06/26/98              8.5000
  06/29/98              8.5000
  06/30/98              8.5000
  07/01/98              8.5000
  07/02/98              8.5000
  07/06/98              8.5000
  07/07/98              8.5000
  07/08/98              8.5000
  07/09/98              8.5000
  07/10/98              8.5000
  07/13/98              8.5000
  07/14/98              8.5000
  07/15/98              8.5000
  07/16/98              8.5000
  07/17/98              8.5000
  07/20/98              8.5000
  07/21/98              8.5000
  07/22/98              8.5000
  07/23/98              8.5000
  07/24/98              8.5000
  07/27/98              8.5000
  07/28/98              8.5000
  07/29/98              8.5000
  07/30/98              8.5000
  07/31/98              8.5000
  08/03/98              8.5000
  08/04/98              8.5000
  08/05/98              8.5000
  08/06/98              8.5000
  08/07/98              8.5000
  08/10/98              8.5000
  08/11/98              8.5000
  08/12/98              8.5000
  08/13/98              8.5000
  08/14/98              8.5000
  08/17/98              8.5000
  08/18/98              8.5000
  08/19/98              8.5000
  08/20/98              8.5000
  08/21/98              8.5000
  08/24/98              8.5000
  08/25/98              8.5000
  08/26/98              8.5000
  08/27/98              8.5000
  08/28/98              8.5000
  08/31/98              8.5000
  09/01/98              8.5000
  09/02/98              8.5000
  09/03/98              8.5000
  09/04/98              8.5000
  09/08/98              8.5000
  09/09/98              8.5000
  09/10/98              8.5000
  09/11/98              8.5000
  09/14/98              8.5000
  09/15/98              8.5000
  09/16/98              8.5000
  09/17/98              8.5000
  09/18/98              8.5000
  09/21/98              8.5000
  09/22/98              8.5000
  09/23/98              8.5000
  09/24/98              8.5000
  09/25/98              8.5000
  09/28/98              8.5000
  09/29/98              8.5000
  09/30/98              8.2500
  10/01/98              8.2500
  10/02/98              8.2500
  10/05/98              8.2500
  10/06/98              8.2500
  10/07/98              8.2500
  10/08/98              8.2500
  10/09/98              8.2500
  10/12/98              8.2500
  10/13/98              8.2500
  10/14/98              8.2500
  10/15/98              8.2500
  10/16/98              8.0000
  10/19/98              8.0000
  10/20/98              8.0000
  10/21/98              8.0000
  10/22/98              8.0000
  10/23/98              8.0000
  10/26/98              8.0000
  10/27/98              8.0000
  10/28/98              8.0000
  10/29/98              8.0000
  10/30/98              8.0000
  11/02/98              8.0000
  11/03/98              8.0000
  11/04/98              8.0000
  11/05/98              8.0000
  11/06/98              8.0000
  11/09/98              8.0000
  11/10/98              8.0000
  11/11/98              8.0000
  11/12/98              8.0000
  11/13/98              8.0000
  11/16/98              8.0000
  11/17/98              8.0000
  11/18/98              7.7500
  11/19/98              7.7500
  11/20/98              7.7500
  11/23/98              7.7500
  11/24/98              7.7500
  11/25/98              7.7500
  11/27/98              7.7500
  11/30/98              7.7500
  12/01/98              7.7500
  12/02/98              7.7500
  12/03/98              7.7500
  12/04/98              7.7500
  12/07/98              7.7500
  12/08/98              7.7500
  12/09/98              7.7500
  12/10/98              7.7500
  12/11/98              7.7500
  12/14/98              7.7500
  12/15/98              7.7500
  12/16/98              7.7500
  12/17/98              7.7500
  12/18/98              7.7500
  12/21/98              7.7500
  12/22/98              7.7500
  12/23/98              7.7500
  12/24/98              7.7500
  12/28/98              7.7500
  12/29/98              7.7500
  12/30/98              7.7500
  12/31/98              7.7500
  01/04/99              7.7500
  01/05/99              7.7500
  01/06/99              7.7500
  01/07/99              7.7500
  01/08/99              7.7500
  01/11/99              7.7500
  01/12/99              7.7500
  01/13/99              7.7500
  01/14/99              7.7500
  01/15/99              7.7500
  01/19/99              7.7500
  01/20/99              7.7500
  01/21/99              7.7500
  01/22/99              7.7500
  01/25/99              7.7500
  01/26/99              7.7500
  01/27/99              7.7500
  01/28/99              7.7500
  01/29/99              7.7500
  02/01/99              7.7500
  02/02/99              7.7500
  02/03/99              7.7500
  02/04/99              7.7500
  02/05/99              7.7500
  02/08/99              7.7500
  02/09/99              7.7500
  02/10/99              7.7500
  02/11/99              7.7500
  02/12/99              7.7500
  02/16/99              7.7500
  02/17/99              7.7500
  02/18/99              7.7500
  02/19/99              7.7500
  02/22/99              7.7500
  02/23/99              7.7500
  02/24/99              7.7500
  02/25/99              7.7500
  02/26/99              7.7500
  03/01/99              7.7500
  03/02/99              7.7500
  03/03/99              7.7500
  03/04/99              7.7500
  03/05/99              7.7500
  03/08/99              7.7500
  03/09/99              7.7500
  03/10/99              7.7500
  03/11/99              7.7500
  03/12/99              7.7500
  03/15/99              7.7500
  03/16/99              7.7500
  03/17/99              7.7500
  03/18/99              7.7500
  03/19/99              7.7500
  03/22/99              7.7500
  03/23/99              7.7500
  03/24/99              7.7500
  03/25/99              7.7500
  03/26/99              7.7500
  03/29/99              7.7500
  03/30/99              7.7500
  03/31/99              7.7500
  04/01/99              7.7500
  04/05/99              7.7500
  04/06/99              7.7500
  04/07/99              7.7500
  04/08/99              7.7500
  04/09/99              7.7500
  04/12/99              7.7500
  04/13/99              7.7500
  04/14/99              7.7500
  04/15/99              7.7500
  04/16/99              7.7500
  04/19/99              7.7500
  04/20/99              7.7500
  04/21/99              7.7500
  04/22/99              7.7500
  04/23/99              7.7500
  04/26/99              7.7500
  04/27/99              7.7500
  04/28/99              7.7500
  04/29/99              7.7500
  04/30/99              7.7500
  05/03/99              7.7500
  05/04/99              7.7500
  05/05/99              7.7500
  05/06/99              7.7500
  05/07/99              7.7500
  05/10/99              7.7500
  05/11/99              7.7500
  05/12/99              7.7500
  05/13/99              7.7500
  05/14/99              7.7500
  05/17/99              7.7500
  05/18/99              7.7500
  05/19/99              7.7500
  05/20/99              7.7500
  05/21/99              7.7500
  05/24/99              7.7500
  05/25/99              7.7500
  05/26/99              7.7500
  05/27/99              7.7500
  05/28/99              7.7500
  06/01/99              7.7500
  06/02/99              7.7500
  06/03/99              7.7500
  06/04/99              7.7500
  06/07/99              7.7500
  06/08/99              7.7500
  06/09/99              7.7500
  06/10/99              7.7500
  06/11/99              7.7500
  06/14/99              7.7500
  06/15/99              7.7500
  06/16/99              7.7500
  06/17/99              7.7500
  06/18/99              7.7500
  06/21/99              7.7500
  06/22/99              7.7500
  06/23/99              7.7500
  06/24/99              7.7500
  06/25/99              7.7500
  06/28/99              7.7500
  06/29/99              7.7500
  06/30/99              7.7500
  07/01/99              8.0000
  07/02/99              8.0000
  07/06/99              8.0000
  07/07/99              8.0000
  07/08/99              8.0000
  07/09/99              8.0000
  07/12/99              8.0000
  07/13/99              8.0000
  07/14/99              8.0000
  07/15/99              8.0000
  07/16/99              8.0000
  07/19/99              8.0000
  07/20/99              8.0000
  07/21/99              8.0000
  07/22/99              8.0000
  07/23/99              8.0000
  07/26/99              8.0000
  07/27/99              8.0000
  07/28/99              8.0000
  07/29/99              8.0000
  07/30/99              8.0000
  08/02/99              8.0000
  08/03/99              8.0000
  08/04/99              8.0000
  08/05/99              8.0000
  08/06/99              8.0000
  08/09/99              8.0000
  08/10/99              8.0000
  08/11/99              8.0000
  08/12/99              8.0000
  08/13/99              8.0000
  08/16/99              8.0000
  08/17/99              8.0000
  08/18/99              8.0000
  08/19/99              8.0000
  08/20/99              8.0000
  08/23/99              8.0000
  08/24/99              8.0000
  08/25/99              8.2500
  08/26/99              8.2500
  08/27/99              8.2500
  08/30/99              8.2500
  08/31/99              8.2500
  09/01/99              8.2500
  09/02/99              8.2500
  09/03/99              8.2500
  09/07/99              8.2500
  09/08/99              8.2500
  09/09/99              8.2500
  09/10/99              8.2500
  09/13/99              8.2500
  09/14/99              8.2500
  09/15/99              8.2500
  09/16/99              8.2500
  09/17/99              8.2500
  09/20/99              8.2500
  09/21/99              8.2500
  09/22/99              8.2500
  09/23/99              8.2500
  09/24/99              8.2500
  09/27/99              8.2500
  09/28/99              8.2500
  09/29/99              8.2500
  09/30/99              8.2500
  10/01/99              8.2500
  10/04/99              8.2500
  10/05/99              8.2500
  10/06/99              8.2500
  10/07/99              8.2500
  10/08/99              8.2500
  10/11/99              8.2500
  10/12/99              8.2500
  10/13/99              8.2500
  10/14/99              8.2500
  10/15/99              8.2500
  10/18/99              8.2500
  10/19/99              8.2500
  10/20/99              8.2500
  10/21/99              8.2500
  10/22/99              8.2500
  10/25/99              8.2500
  10/26/99              8.2500
  10/27/99              8.2500
  10/28/99              8.2500
  10/29/99              8.2500
  11/01/99              8.2500
  11/02/99              8.2500
  11/03/99              8.2500
  11/04/99              8.2500
  11/05/99              8.2500
  11/08/99              8.2500
  11/09/99              8.2500
  11/10/99              8.2500
  11/11/99              8.2500
  11/12/99              8.2500
  11/15/99              8.2500
  11/16/99              8.2500
  11/17/99              8.5000
  11/18/99              8.5000
  11/19/99              8.5000
  11/22/99              8.5000
  11/23/99              8.5000
  11/24/99              8.5000
  11/26/99              8.5000
  11/29/99              8.5000
  11/30/99              8.5000
  12/01/99              8.5000
  12/02/99              8.5000
  12/03/99              8.5000
  12/06/99              8.5000
  12/07/99              8.5000
  12/08/99              8.5000
  12/09/99              8.5000
  12/10/99              8.5000
  12/13/99              8.5000
  12/14/99              8.5000
  12/15/99              8.5000
  12/16/99              8.5000
  12/17/99              8.5000
  12/20/99              8.5000
  12/21/99              8.5000
  12/22/99              8.5000
  12/23/99              8.5000
  12/27/99              8.5000
  12/28/99              8.5000
  12/29/99              8.5000
  12/30/99              8.5000
  12/31/99              8.5000
  01/03/00              8.5000
  01/04/00              8.5000
  01/05/00              8.5000
  01/06/00              8.5000
  01/07/00              8.5000
  01/10/00              8.5000
  01/11/00              8.5000
  01/12/00              8.5000
  01/13/00              8.5000
  01/14/00              8.5000
  01/18/00              8.5000
  01/19/00              8.5000
  01/20/00              8.5000
  01/21/00              8.5000
  01/24/00              8.5000
  01/25/00              8.5000
  01/26/00              8.5000
  01/27/00              8.5000
  01/28/00              8.5000
  01/31/00              8.5000
  02/01/00              8.5000
  02/02/00              8.5000
  02/03/00              8.7500
  02/04/00              8.7500
  02/07/00              8.7500
  02/08/00              8.7500
  02/09/00              8.7500
  02/10/00              8.7500
  02/11/00              8.7500
  02/14/00              8.7500
  02/15/00              8.7500
  02/16/00              8.7500
  02/17/00              8.7500
  02/18/00              8.7500
  02/22/00              8.7500
  02/23/00              8.7500
  02/24/00              8.7500
  02/25/00              8.7500
  02/28/00              8.7500
  02/29/00              8.7500
  03/01/00              8.7500
  03/02/00              8.7500
  03/03/00              8.7500
  03/06/00              8.7500
  03/07/00              8.7500
  03/08/00              8.7500
  03/09/00              8.7500
  03/10/00              8.7500
  03/13/00              8.7500
  03/14/00              8.7500
  03/15/00              8.7500
  03/16/00              8.7500
  03/17/00              8.7500
  03/20/00              8.7500
  03/21/00              8.7500
  03/22/00              9.0000
  03/23/00              9.0000
  03/24/00              9.0000
  03/27/00              9.0000
  03/28/00              9.0000
  03/29/00              9.0000
  03/30/00              9.0000
  03/31/00              9.0000
  04/03/00              9.0000
  04/04/00              9.0000
  04/05/00              9.0000
  04/06/00              9.0000
  04/07/00              9.0000
  04/10/00              9.0000
  04/11/00              9.0000
  04/12/00              9.0000
  04/13/00              9.0000
  04/14/00              9.0000
  04/17/00              9.0000
  04/18/00              9.0000
  04/19/00              9.0000
  04/20/00              9.0000
  04/24/00              9.0000
  04/25/00              9.0000
  04/26/00              9.0000
  04/27/00              9.0000
  04/28/00              9.0000
  05/01/00              9.0000
  05/02/00              9.0000
  05/03/00              9.0000
  05/04/00              9.0000
  05/05/00              9.0000
  05/08/00              9.0000
  05/09/00              9.0000
  05/10/00              9.0000
  05/11/00              9.0000
  05/12/00              9.0000
  05/15/00              9.0000
  05/16/00              9.0000
  05/17/00              9.5000
  05/18/00              9.5000
  05/19/00              9.5000
  05/22/00              9.5000
  05/23/00              9.5000
  05/24/00              9.5000
  05/25/00              9.5000
  05/26/00              9.5000
  05/30/00              9.5000
  05/31/00              9.5000
  06/01/00              9.5000
  06/02/00              9.5000


Project Flathead        17              U.S. Bancorp Piper Jaffray

FLATHEAD SUMMARY FINANCIAL DATA
Dollars in Thousands Except Per Share Data



                                                                                              Quarter Ended   Quarter Ended
                                        1995        1996        1997        1998       1999         4/21/99         4/19/00

RESTAURANT SALES                    $661,445    $750,707    $808,529    $868,858   $936,854        $277,838        $302,740
  GROWTH %                              36.5%       13.5%        7.7%        7.5%       7.8%                            9.0%
  GAGR % (1)                                                                           9.1%

Comparable Store Sales %               (2.1%)      (3.4%)      (0.9%)       2.5%       1.9%            0.8%            3.4%

Restaurant Costs                     567,290     659,784     712,004     745,282    800,255         240,234         256,052

Restaurant Profits                    94,155      90,923      96,525     123,576    136,599          37,604          46,688
  Restaurant Profit Margin %            14.2%       12.1%       11.9%       14.2%      14.6%           13.5%           15.4%

Franchise Fees & Royalties             1,356       1,506       1,395       1,478      1,451             474             489

Selling, General & Administrative     40,276      47,594      48,158      60,777     70,985          21,744          25,092

Operating Income (2)                  55,235      44,835      49,762      64,277     67,065          16,334          22,085
  Operating Margin %                    8.4%        6.0%        6.2%        7.4%       7.2%            5.9%            7.3%
  GAGR % (1)                                                                           5.0%

Net Income (3)                        33,755      26,542      29,520      40,301     43,684          10,413          14,062
  Net Margin %                          5.1%        3.5%        3.7%        4.6%       4.7%            3.7%            4.6%

EARNINGS PER SHARE (3)                 $0.74       $0.59       $0.64       $0.85      $0.97           $0.22           $0.33
  FIRST CALL CONSENSUS ESTIMATES

Depreciation & Amortization          $32,617     $39,504     $41,192     $42,206    $43,254         $13,321         $13,083

EBITDA                               $87,852     $84,339     $90,954    $106,483   $110,319         $29,655         $35,168
  EBITDA MARGIN %                      13.3%       11.2%       11.2%       12.3%      11.8%           10.7%           11.6%
  GAGR % (1)                                                                           5.9%

TOTAL RESTAURANTS                        338         370         384         410        427


                                    LTM 4/19/00         2000         2001         2002         2003         2004

RESTAURANT SALES                       $961,756   $1,025,016   $1,098,567   $1,190,944   $1,287,100   $1,391,195
  GROWTH %                                               9.4%         7.2%         8.4%         8.1%         8.1%
  GAGR % (1)                                                                                                8.2%

Comparable Store Sales %                     NA         2.5%         2.5%         2.5%         2.5%         2.5%

Restaurant Costs                        816,073      865,518      920,909      996,788    1,073,349    1,157,680

Restaurant Profits                      145,683      159,497      177,658      194,156      213,751      233,515
  Restaurant Profit Margin %               15.1%        15.6%        16.2%        16.3%        16.6%        16.8%

Franchise Fees & Royalties                1,466        1,489        1,430        1,430        1,430        1,430

Selling, General & Administrative        74,333       79,238       81,131       84,375       87,443       90,092

Operating Income (2)                     72,816       81,656       97,707      110,827      127,212      144,853
  Operating Margin %                        7.6%         8.0%         8.9%         9.3%         9.9%        10.4%
  GAGR % (1)                                                                                               16.7%

Net Income (3)                           47,333       50,822       62,484       72,004       85,099       97,702
  Net Margin %                              4.9%         5.0%         5.7%         6.0%         6.6%         7.0%

EARNINGS PER SHARE (3)                    $1.08        $1.13        $1.39        $1.59        $1.83        $2.11
  FIRST CALL CONSENSUS ESTIMATES                       $1.16        $1.33

Depreciation & Amortization             $43,016      $46,291      $48,932      $51,855      $54,866      $58,024

EBITDA                                 $115,832     $127,947     $146,639     $162,682     $182,078     $202,877
  EBITDA MARGIN %                          12.0%        12.5%        13.3%        13.7%        14.1%        14.6%
  GAGR % (1)                                                                                                13.0%

TOTAL RESTAURANTS                                        444          463          482          501          524


(1) Compound Annual Growth Rates calculated from 1995 to 1999 and 1999 to 2004

(2) Excludes merger related costs, duplicate site closing costs and impairment and other site closing costs.

(3) Assumes a 38.0% tax rate in FY 1996.

Project Flathead                     18              U.S. Bancorp Piper Jaffray

FLATHEAD BALANCE SHEET DATA
Dollars in Thousands


                                                                         4/19/00
ASSETS:

CURRENT ASSETS:
  Cash & Cash Equivalents                                               $ 92,604
  Receivable from Landlords                                                1,162
  Inventory                                                                4,435
  Prepaid Rents                                                            1,023
  Other Current Assets                                                     7,999
  Deferred Income Taxes                                                   14,919
                                                                        --------
    TOTAL CURRENT ASSETS                                                 122,142

LONG-TERM ASSETS:
  Net Fixed Assets                                                       358,007
  Goodwill                                                                16,071
  Other Assets                                                             7,238

                                                                        --------
TOTAL ASSETS:                                                           $503,458
                                                                        --------

Project Flathead                     19              U.S. Bancorp Piper Jaffray

FLATHEAD BALANCE SHEET DATA
Dollars in Thousands

                                                                         4/19/00
LIABILITIES:

CURRENT LIABILITIES:
  Accounts Payable                                                      $ 33,913
  Accrued Payroll & Related Benefits                                      27,051
  Accrued Other                                                           46,299
  Income Taxes Payable                                                     5,243
  Current Portion of Capital Leases                                           26
                                                                        --------
    TOTAL CURRENT LIABILITIES                                            112,532

LONG-TERM LIABILITIES:
  Long-term Debt                                                          41,465
  Other Liabilities                                                       29,703
                                                                        --------
    TOTAL LONG-TERM LIABILITIES                                           71,168


TOTAL LIABILITIES:                                                       183,700
TOTAL STOCKHOLDERS' EQUITY                                               319,758

                                                                        --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:                               $503,458
                                                                        --------

Project Flathead                     20              U.S. Bancorp Piper Jaffray

                               VALUATION ANALYSES

SUMMARY OF ANALYSES

COMPARABLE PUBLIC COMPANY ANALYSIS                     COMPARABLE PUBLIC COMPANIES[8](1)
                                       FLATHEAD @
                                         $13.85       LOW       MEAN      MEDIAN     HIGH
Company Value/LTM Revenue(2)              0.6x        0.2x      0.7x      0.7x        2.0x

Company Value/LTM EBITDA(2)               4.7x        3.4x      5.0x      4.8x        6.6x

Company Value/LTM EBIT(2)                 7.6x        6.5x      7.5x      7.0x       10.2x

LTM P/E(3)                               12.8x        5.7x      9.6x      9.1x       16.4x

2000 P/E(3)                              12.2x        2.6x      8.4x      9.1x       12.4x

Price as a % of 52 week high             110.8%       25.9%     57.4%     59.6%      80.5%

(1) Earnings estimates per First Call.  Revenue estimates per IBES.

(2) LTM as of 4/19/00.

(3) Earnings per management projections.


COMPARABLE TRANSACTION ANALYSIS                           COMPARABLE TRANSACTIONS[23]
                                     FLATHEAD @
                                       $13.85        LOW            MEAN     MEDIAN     HIGH
Company Value/LTM Revenue(1)             0.6x        0.2x           0.8x      0.7x       1.8x

Company Value/LTM EBITDA(1)              4.7x        4.2x           6.6x      6.3x      10.7x

Company Value/LTM EBIT(1)                7.6x        7.0x          13.1x     12.2x      31.3x

Equity Value/LTM Net Income(1)          13.1x       13.0x          18.9x     17.6x      32.6x

(1) LTM as of 4/19/00.

Project Flathead                     22              U.S. Bancorp Piper Jaffray

SUMMARY OF ANALYSES

DISCOUNTED CASH FLOW ANALYSIS
                                  FLATHEAD      LOW       MIDPOINT      HIGH
Equity Value Per Share             $13.85      $11.30      $13.71      $16.46


PREMIUM ANALYSIS (RESTAURANTS)                          COMPARABLE TRANSACTIONS[11]
                                   FLATHEAD @
                                     $13.85         LOW       MEAN      MEDIAN      HIGH
One Day Premium                       14.2%       (33.3%)     25.9%     15.0%      132.0%

One Week Premium                      27.4%       (35.5%)     28.6%     16.6%      169.8%

One Month Premium                     41.1%       (11.8%)     40.3%     24.8%      176.2%

PREMIUM ANALYSIS (ALL INDUSTRIES)                          COMPARABLE TRANSACTIONS[136]
                                      FLATHEAD @
                                        $13.85         LOW       MEAN      MEDIAN      HIGH
One Day Premium                         14.2%        (72.7%)     26.7%      22.1%     149.0%

One Week Premium                        27.4%        (74.7%)     35.4%      28.8%     187.7%

One Month Premium                       41.1%        (71.0%)     42.0%      37.7%     186.0%

Project Flathead                     23              U.S. Bancorp Piper Jaffray

                          COMPARABLE COMPANY ANALYSIS

COMPARABLE COMPANY ANALYSIS

Overview

The Comparable Company Analysis reviews securities of publicly traded companies deemed comparable to Flathead. Our analysis includes a comparison of the financial data for Flathead and the Comparable Companies including revenues, EBITDA, operating income, net income, EBITDA margin, operating margin, net margin and projected earnings per share growth.

SELECTION PROCESS FOR FLATHEAD COMPARABLE RESTAURANT COMPANIES INCLUDING, AMONG OTHERS, THE FOLLOWING CRITERIA:

-   Eating and Drinking Places with SIC codes of 5812 and 5813

-   Market capitalization greater than $25 million and less than $850 million

-   Family dining restaurant companies

-   Profitable operations

-   Restaurant companies otherwise deemed comparable by U.S. Bancorp Piper
    Jaffray

Based on the above criteria, the following companies were selected:

     Bob Evans Farms, Inc.              Luby's, Inc.
     CBRL Group, Inc.                   Picadilly Cafeterias, Inc.
     Garden Fresh Restaurant Corp.      Ryan's Family Steak Houses, Inc.
     IHOP Corp.                         Star Buffet, Inc.

Project Flathead                     25              U.S. Bancorp Piper Jaffray

COMPARABLE COMPANY ANALYSIS SUMMARY

COMPARABLE PUBLIC COMPANY ANALYSIS                     COMPARABLE PUBLIC COMPANIES[8] (1)
                                       FLATHEAD @
                                         $13.85       LOW       MEAN      MEDIAN     HIGH
Company Value/LTM Revenue(2)              0.6x        0.2x      0.7x       0.7x       2.0x

Company Value/LTM EBITDA(2)               4.7x        3.4x      5.0x       4.8x       6.6x

Company Value/LTM EBIT(2)                 7.6x        6.5x      7.5x       7.0x      10.2x

LTM P/E(3)                               12.8x        5.7x      9.6x       9.1x      16.4x

2000 P/E(3)                              12.2x        2.6x      8.4x       9.1x      12.4x

Price as a % of 52 week high            110.8%       25.9%     57.4%      59.6%      80.5%

(1) Earnings estimates per First Call. Revenue estimates per IBES.

(2) LTM as of 4/19/00.

(3) Earnings per management projections.

Project Flathead                     26              U.S. Bancorp Piper Jaffray

COMPARABLE COMPANY ANALYSIS - FLATHEAD


                                                    CURRENT                      AVERAGE
                                LTM       STOCK    PRICE AS A                     DAILY
                               QUARTER    PRICE     % OF 52         MARKET       VOLUME    COMPANY
                                DATE     6/02/00   WEEK HIGH    CAPITALIZATION   (000'S)    VALUE
                                ----     -------   ---------    --------------   -------    -----
Bob Evans Farms                 1/00      $14.56     66.0%           $538          190     $  614
CBRL Group Inc(1)               4/00      $14.94     80.5%           $872          657     $1,175
Garden Fresh Restaurant Corp    3/00      $10.75     52.1%           $ 61           22     $  101
IHOP Corp                       3/00      $16.94     65.1%           $337           38     $  560
Lubys Inc                       2/00      $ 9.25     54.0%           $207           78     $  308
Piccadilly Cafeterias Inc       3/00      $ 2.75     25.9%           $ 29           22     $  102
Ryan's Family Stk Houses Inc    3/00      $ 8.75     73.3%           $284          149     $  476
Star Buffet Inc                 1/00      $ 2.75     42.3%           $  8            9     $   24

                                MINIMUM              25.9%                        $  9
                                MEAN                 57.4%                        $146
                                MEDIAN               59.6%                        $ 58
                                MAXIMUM              80.5%                        $657

FLATHEAD(2)                     4/00      $13.85    110.8%           $643          212     $  550

                                            VALUATION MULTIPLES
                                 --------------------------------------------

                                                 COMPANY   COMPANY   COMPANY
                                  LTM    2000     VALUE/    VALUE/    VALUE/
                                  P/E     P/E    REVENUE    EBITDA     EBIT
                                  ---     ---    -------    ------     ----
Bob Evans Farms                  10.3x   10.0x     0.6x      4.9x       7.0x
CBRL Group Inc(1)                16.4x   12.4x     0.7x      6.6x      10.2x
Garden Fresh Restaurant Corp      9.1x    8.5x     0.7x      4.4x       7.3x
IHOP Corp                        10.5x    9.4x     2.0x      6.4x       7.4x
Lubys Inc                         7.5x    9.1x     0.6x      4.7x       7.0x
Piccadilly Cafeterias Inc           NM      NA     0.2x      4.8x         NM
Ryan's Family Stk Houses Inc      7.7x    6.8x     0.7x      4.7x       6.5x
Star Buffet Inc                   5.7x    2.6x     0.2x      3.4x       7.0x

                MINIMUM           5.7x    2.6x     0.2x      3.4x       6.5x
                MEAN              9.6x    8.4x     0.7x      5.0x       7.5x
                MEDIAN            9.1x    9.1x     0.7x      4.8x       7.0x
                MAXIMUM          16.4x   12.4x     2.0x      6.6x      10.2x

FLATHEAD(2)                      12.8x   12.2x     0.6x      4.7x       7.6x

(1) Figures, excluding shares, taken from press release dated May 18, 2000.

(2) Assumes conversion of convertible note.

Project Flathead                     27              U.S. Bancorp Piper Jaffray

COMPARABLE COMPANY ANALYSIS - FLATHEAD

                                                    Latest Twelve Months ("LTM") Data
                                   ------------------------------------------------------------------
                                                                  EBITDA                       EBIT
                                   REVENUE        EBITDA          MARGIN        EBIT           MARGIN
                                   -------        ------          ------        ----           ------
Bob Evans Farms                    $  964         $124            12.9%         $ 88             9.2%
CBRL Group Inc(1)                  $1,728         $178            10.3%         $115             6.7%
Garden Fresh Restaurant Corp       $  147         $ 23            15.7%         $ 14             9.3%
IHOP Corp                          $  280         $ 88            31.3%         $ 75            26.8%
Lubys Inc                          $  497         $ 65            13.2%         $ 44             8.9%
Piccadilly Cafeterias Inc          $  454         $ 21 (2)         4.7%         $  4 (2)         0.8%
Ryan's Family Stk Houses Inc       $  673         $102            15.2%         $ 74            10.9%
Star Buffet Inc                    $   99         $  7 (3)         7.3%         $  3 (3)         3.5%

                                   MINIMUM                         4.7%                          0.8%
                                   MEAN                           13.8%                          9.5%
                                   MEDIAN                         13.0%                          9.0%
                                   MAXIMUM                        31.3%                         26.8%

FLATHEAD(4)                        $  962          $116 (3)        12.0%         $ 73 (3)        7.6%

                                      Latest Twelve Months
                                         ("LTM") Data
                                     ----------------------     ESTIMATED
                                     NET             NET        5 YEAR EPS    CASH AND      TOTAL
                                     INCOME          MARGIN     GROWTH RATE   EQUIVALENTS   DEBT
                                     ------          ------     -----------   -----------   ----
Bob Evans Farms                        $56             5.8%       10.0%         $ 5           $ 81
CBRL Group Inc(1)                      $48             2.8%       15.0%         $14           $318
Garden Fresh Restaurant Corp           $ 7             4.7%       21.0%         $ 1           $ 41
IHOP Corp                              $33            11.7%       12.0%         $ 2           $225
Lubys Inc                              $28             5.5%       10.0%         $ 1           $101
Piccadilly Cafeterias Inc              ($2)(2)          NM        12.0%         $ 0           $ 73
Ryan's Family Stk Houses Inc           $41             6.2%       11.0%         $ 2           $194
Star Buffet Inc                        $ 1 (3)         1.4%       20.0%         $ 1           $ 17

                                   MINIMUM             1.4%       10.0%
                                   MEAN                5.4%       13.9%
                                   MEDIAN              5.5%       12.0%
                                   MAXIMUM            11.7%       21.0%

FLATHEAD(4)                            $49 (3)         5.1%       15.0%         $93           $  0

(1) Figures, excluding shares, taken from press release dated May 18, 2000.

(2) Excludes gain on sale of assets.

(3) Excludes impairment of assets and site closing costs.

(4) Assumes $1.8 of after-tax net interest savings from conversion of convertible note.


Project Flathead                     28              U.S. Bancorp Piper Jaffray

COMPARABLE TRANSACTION ANALYSIS

 COMPARABLE TRANSACTION ANALYSIS
 OVERVIEW


The Comparable Transaction Analysis encompasses a review of transactions involving acquired entities deemed comparable to Flathead. This analysis is based upon information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

TRANSACTION SELECTION PROCESS

-  Eating and Drinking Places with SIC codes of 5812 and 5813

-  Transaction value of greater than $10 million

-  Excludes Repurchases and Spinoffs

- Restaurant industry transactions otherwise deemed comparable by U.S. Bancorp Piper Jaffray

This search process yielded 23 transactions with sufficient data available for the analysis.


Project Flathead                     30              U.S. Bancorp Piper Jaffray

COMPARABLE TRANSACTION ANALYSIS SUMMARY

COMPARABLE TRANSACTION ANALYSIS                              COMPARABLE TRANSACTIONS [23]
                                          FLATHEAD @
                                           $13.85         LOW           MEAN          MEDIAN          HIGH
                                          ----------     -----          -----         -------         -----
Company Value/ LTM Revenue (1)             0.6x           0.2x           0.8x           0.7x           1.8x

Company Value/ LTM EBITDA (1)              4.7x           4.2x           6.6x           6.3x          10.7x

Company Value/ LTM EBIT (1)                7.6x           7.0x          13.1x          12.2x          31.3x

Equity Value/ LTM Net Income (1)          13.1x          13.0x          18.9x          17.6x          32.6x

(1) LTM as of 4/19/00.


Project Flathead                     31              U.S. Bancorp Piper Jaffray

RESTAURANT INDUSTRY MERGERS & ACQUISITIONS


                                                                                               Multiples
                                                                                -------------------------------------------------
                                                                Company   Equity   Company   Company  Company    Equity
Date                                                             Value    Value    Value/     Value/   Value/    Value/
Effective  Target                         Acquiror               $mil      $mil     Sales     EBITDA    EBIT    Net Income
------------------------------------------------------------------------------------------------------------------------------------
12/29/99   EL Pollo Loco                  American Securities
                                            Capital Part        $  128.0    $113.0     1.0x      5.7x      NA           NA
09/29/99   Sbarro Inc.                    Sbarro Family         $  468.3    $585.0     1.3x      5.9x     8.4x        16.2x
08/13/99   Rock Bottom Restaurants Inc.   RB Capital Inc.       $  103.1    $ 82.9     0.6x      6.0x    12.0x        19.0x
08/09/99   Rally's Hamburgers, Inc.       Checkers Drive-In
                                            Restaurants         $   91.2    $ 35.8     0.6x      5.8x    17.0x          NM
07/08/99   Coffee People Inc.             Deidrich Coffee, Inc. $   33.8    $ 31.7     0.7x       NM       NM           NM
05/17/99   Au Bon Pain                    Bruckmann, Rosser,
                                            Sherill, & Co.      $  138.4    $ 73.0     0.5x      6.5x    12.2x        19.9x
04/12/99   Rio Bravo (Applebee's)         Chevy's
                                            (J.W. Childs)       $   53.0    $ 47.0     0.6x      6.8x    15.3x        21.6x
04/05/99   Back Hay Restaurant Group      SRC Holdings, Inc.    $   41.3    $ 37.7     0.4x      5.0x    10.1x        14.9x
02/16/99   Logan's Roadhouse              CBRL Group, Inc.      $  177.1    $178.2     1.8x     10.7x    14.7x        21.3x
01/25/99   Spaghetti Warehouse(2)         Cracken, Harkey
                                            & Co.               $   49.8    $ 45.3     0.7x      9.1x    31.3x          NM
12/21/98   Domino's Pizza Inc.            Bain Capital          $1,070.4    $920.7     0.9x      8.2x    14.3x          NM
11/24/98   Fuddruckers Inc.               King Cannon           $   43.0    $ 43.0     0.3x      4.2x     9.6x        32.6x
10/30/98   Koo Koo Roo Enterprises, Inc.  Family Restaurants,
                                            Inc.                $   66.3    $ 57.8     0.8x       NM       NM           NM
09/01/98   Timber Lodge Steakhouse Inc.   GB Foods Corp.        $   18.6    $ 18.2     0.6x      6.3x    14.6x        20.6x
07/31/98   Morrison Restaurants Inc.     Picadilly
                                            Cafeterias Inc.     $   58.3    $ 46.3     0.2x      8.8x      MM           NM
07/21/98   Bertucci's                     NB Restaurant
                                            Co., Inc.           $  103.4    $ 93.6     0.7x      6.6x    16.1x        26.3x
07/09/98   Pollo Tropical                 Carrols Corp          $   89.5    $ 90.8     1.3x      6.8x     9.1x        15.3x
07/07/98   Hoolihans Restaurant Group     Hampstead/Scoggia     $  125.0    $ 30.0     0.5x      5.7x    13.9x          NM
04/28/98   Skyline Chili Inc.             Fleet Equity Partners $   26.1    $ 22.9     0.8x      4.6x     7.0x        13.0x
04/03/98   DavCo Restaurant Inc.          Citicorp Venture
                                            Capital             $  180.3    $133.6     0.8x      7.3x    11.7x        14.7x
02/03/98   Sagebrush Inc.                 WSMP Inc.             $   41.6    $ 39.4     0.8x      5.4x     8.9x        14.2x
01/22/98   El Chico Restaurants Inc.      Cracken, Harkey
                                            & Co.               $   57.8    $ 49.4     0.6x      6.0x    14.3x          NM
01/05/98   International Dairy Queen Inc. Berkshire
                                            Hathaway, Inc.      $  536.9    $585.0     1.3x      8.0x     9.0x        15.4x

                                                                MINIMUM                .24x      4.2x     7.0x        13.0x
                                                                MEAN                   .78x      6.6x    13.1x        18.9x
                                                                MEDIAN                 .72x      6.3x    12.2x        17.6x
                                                                MAXIMUM               1.75x     10.7x    31.3x        32.6x

Flathead(6)                                                     $  554.1    $642.7     0.6x      4.7x     7.6x        13.1x

                                                                                Target LTM Financial Information
                                                               ---------------------------------------------------------------------
                                                                  Net                                             Net
Date                                                             Sales     EBITDA              EBIT             Income
Effective  Target                         Acquiror               $mil       $mil        %      $mil       %      $mil(1)     %
------------------------------------------------------------------------------------------------------------------------------------
12/29/99   EL Pollo Loco                  American Securities
                                            Capital Part          $132.4    $22.6      17%    NA          NA      NA         NA
09/29/99   Sbarro Inc.                    Sbarro Family           $348.2    $79.0      23%    $55.4       15.9%    $36.2     10.4%
08/13/99   Rock Bottom Restaurants Inc.   RB Capital Inc.         $160.1    $17.2      11%     $8.6        5.4%     $4.4      NM
08/09/99   Rally's Hamburgers, Inc.       Checkers Drive-In       $144.8    $15.7      11%     $5.4        3.7%    ($1.4)     NM
                                            Restaurants
07/08/99   Coffee People Inc.             Diedrich Coffee, Inc.   $49.7     $2.1       4%     $0.3        0.5%    ($0.1)     NM
05/17/99   Au Bon Pain                    Bruckmann, Rosser,
                                            Sherill, & Co.        $252.6    $21.1       8%    $11.2        4.4%     $3.7      1.4%
04/12/99   Rio Bravo (Applebee's)         Chevy's
                                            (J.W. Childs)          $94.9     $7.8       8%     $3.5        3.6%     $2.2      NM
04/05/99   Back Hay Restaurant Group      SRC Holdings, Inc.       $97.3     $8.2       8%     $4.1        4.2%     $2.5      2.6%
02/16/99   Logan's Roadhouse              CBRL Group, Inc.        $101.0    $16.6      16%    $12.0       11.5%     $8.4      8.3%
01/25/99   Spaghetti Warehouse(2)         Cracken, Harkey         $67.7     $5.4       8%     $1.6        2.3%     $0.8      1.2%
                                            & Co.
12/21/98   Domino's Pizza Inc.            Bain Capital          $1,176.8   $130.6      11%    $74.9        6.4%     $1.8      0.2%
11/24/98   Fuddruckers Inc.               King Cannon           $134.2    $10.3       8%     $4.5        3.3%     $1.3      1.0%
10/30/98   Koo Koo Roo Enterprises, Inc.  Family Restaurants,
                                            Inc.                   $86.2    ($4.5)     NM    ($12.6)        NM    ($13.8)     NM
09/01/98   Timber Lodge Steakhouse Inc.   GB Foods Corp.           $29.9     $3.0      10%     $1.3        4.3%     $0.9      3.0%
07/31/98   Morrison Restaurants Inc.      Picadilly
                                            Cafeterias Inc.       $241.3     $6.6       3%    ($3.4)        NM     ($2.3)     NM
07/21/98   Bertucci's                     NB Restaurant
                                            Co., Inc.             $143.2    $15.6(3)   11%     $6.4        4.5%     $3.6      2.5%
07/09/98   Pollo Tropical                 Carrols Corp             $67.7    $13.2      20%     $9.8       14.5%     $5.9      8.8%
07/07/98   Hoolihans Restaurant Group     Hampstead/Scoggia       $262.6    $22.0       8%     $9.0        3.4%    ($2.7)     NM
04/28/98   Skyline Chili Inc.             Fleet Equity Partners    $34.4     $5.6      16%     $3.7       10.8%     $1.8      5.1%
04/03/98   DavCo Restaurant Inc.          Citicorp Venture
                                            Capital               $238.4    $24.6      10%    $15.4        6.5%     $9.1      3.8%
02/03/98   Sagebrush Inc.                 WSMP Inc.                $49.8     $7.7      15%     $4.6        9.3%     $2.8      5.6%
01/22/98   El Chico Restaurants Inc.      Cracken, Harkey
                                            & Co.                 $102.5     $9.7       9%     $4.1(4)     4.0%     $0.8 (4)  0.8%
01/05/98   International Dairy Queen Inc. Berkshire
                                            Hathaway, INc.        $421.1    $67.3      16%    $59.7       14.2%    $38.1      9.0%

                                                                MINIMUM               2.7%                 0.5%               0.2%
                                                                MEAN                 11.5%                 6.7%               4.2%
                                                                MEDIAN               10.5%                 4.5%               3.0%
                                                                MAXIMUM              22.7%                15.9%              10.4%

Flathead(6)                                                       $961.8   $115.8(5)   12%    $72.8(5)     7.6%    $49.1 (5)  5.1%

(1) Fully Taxed.
(2) Based on LTM information available at the day of the announcement.
(3) Deferred rent expense amount ($.388) on Bertucci's income statement have been reclassified from operating expense to depreciation and amortization.
(4) Excludes special charges.
(5) Excludes impairment of assets and site closing costs.
(6) Assumes conversion of convertible note.



Project Flathead                                      U.S. Bancorp Piper Jaffray

                         DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS
Overview


- The Discounted Cash Flow Analysis is used to calculate a range of theoretical values for Flathead based on the (i) present value of implied future cash flows of Flathead and (ii) a terminal value which is an estimate of the future value of Flathead. This range of aggregate and per share equity values can then be compared to the consideration being received in the transaction.

- For purposes of this analysis, we used a range of discount rates of 19% to 23% and a range of EBITDA (earnings before interest, taxes, depreciation and amortization) multiples for the terminal value of 3.5x to 5.5x.

- The following pages contain the projected income statement and working capital assumptions for 2000 through 2004 derived using assumptions from management.


Discounted Cash Flow Analysis
-------------------------------------------------------------------------------
                                FLATHEAD      LOW       MIDPOINT      HIGH
                                -----------------------------------------------
Equity Value Per Share          $13.85      $11.30      $13.71      $16.46

Project Flathead                                      U.S. Bancorp Piper Jaffray

DISCOUNTED CASH FLOW ANALYSIS
$ IN 000'S EXCEPT PER SHARE DATA



                                                                                     PROJECTED
                                                      2000 (1)            2001         2002          2003         2004
                                                      --------          -------      --------      --------     --------
OPERATING INCOME                                      $58,921           $97,707      $110,827      $127,212     $144,853

Income Taxes                                           22,649            38,719        43,594        49,518       56,312
                                                      -------           -------      --------      --------      --------
After Tax Operating Income                             36,272            58,988        67,233        77,694       88,541

Depreciation and Amortization                          33,208            48,932        51,855        54,866       58,024

(Increase) Decrease in Working Capital                  2,384             3,576         3,667         3,483        4,217

Capital Expenditures                                  (35,781)          (58,900)      (60,651)      (63,481)     (80,903)
                                                      -------           -------      --------      --------      --------
FREE CASH FLOW                                         36,082            52,596        62,104        72,562       69,879

Plus: Terminal Value @ 4.5x EBITDA                                                                               912,945
                                                      -------           -------      --------      --------      --------
TOTAL CASH FLOW                                       $36,082           $52,596       $62,104       $72,562     $982,824

NET PRESENT VALUE CALCULATION                      4/19/00
NPV of Free Cash Flow                                  $171,043
NPV of Terminal Value                                  $372,403
                                                    -----------
COMPANY VALUE                                          $543,446
Cash and Cash Equivalents                               $92,604
Debt and Preferred(2)                                        $0
                                                    -----------
EQUITY VALUE                                           $636,050
Share Outstanding(2)                                 46,404,546
EQUITY VALUE PER SHARE                                   $13.71

ASSUMPTIONS
EBITDA Multiple:               4.5x
Discount Rate:                21.0%
Tax Rate:                     38.0%

SENSITIVITY ANALYSIS - EQUITY VALUE

EBITDA                               Discount Rate
Multiple            19.0%          21.0%          23.0%
-------------------------------------------------------
3.5x                $584,696       $553,294       $524,557
4.5x                $674,202       $636,050       $601,171
5.5x                $763,708       $718,806       $677,785

SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE

EBITDA                               Discount Rate
Multiple            19.0%          21.0%          23.0%
-------------------------------------------------------
3.5x                $12.60         $11.92         $11.30
4.5x                $14.53         $13.71         $12.95
5.5x                $16.46         $15.49         $14.61

(1) For the period 4/19/00 to 12/31/00.
(2) Assumes conversion of convertible note.


Project Flathead                                    U.S. Bancorp Piper Jaffray

PREMIUMS PAID ANALYSIS

PREMIUMS PAID ANALYSIS


- The following is an analysis of premiums paid relative to public market pre-announcement trading prices for control acquisitions in the restaurant industry as well as acquisitions with similar parameters outside of the restaurant industry.

- This analysis examines the difference between the acquisition cost and the target's market price at distinct points in time. This analysis is based upon information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

-        We reviewed two distinct comparable groups for the Premiums Paid
         Analysis:

          -   Restaurant Industry Acquisitions

              * Completed transactions
              * Transaction size greater than $50 million
              * 1/1/97 - present

          -   Non-Industry Specific Transactions

              * Completed transactions
              * Transaction size greater than $500 million and less than $1 billion
              * 1/1/99 - present

PREMIUMS PAID ANALYSIS


PREMIUM ANALYSIS (RESTAURANTS)                                        COMPARABLE TRANSACTIONS [ 11 ]

                                    FLATHEAD @
                                    $13.85              Low              Mean             Median              High
                                    ------              ---              ----             ------              ----
One Day Premium                     14.2%                (33.3%)          25.9%            15.0%               132.0%

One Week Premium                    27.4%                (35.5%)          28.6%            16.6%               169.8%

One Month Premium                   41.1%                (11.8%)          40.3%            24.8%               176.2%



PREMIUM ANALYSIS (ALL INDUSTRIES)                                       COMPARABLE TRANSACTIONS [ 136]

                                       FLATHEAD @
                                       $13.85              Low              Mean             Median             High
                                       ------              ---              ----             ------             ----
One Day Premium                        14.2%              (72.7%)          26.7%             22.1%              149.0%

One Week Premium                       27.4%              (74.7%)          35.4%             28.8%              187.7%

One Month Premium                      41.1%              (71.0%)          42.0%             37.7%              186.0%

PREMIUMS PAID ANALYSIS

Restaurant Industry Completed Deals
1/1/1997 - 5/25/00
Company Value > $50 million



Date          Date                                   Target Business                                       Company   Price Per
Announced     Effective  Target Name                 Description                  Acquiror Name             Value     Share
---------     ---------  -----------                 -----------                  -------------             -----     -----
11/25/98      9/29/99    Sbarro Inc                  Operate, franchise           Investor Group            $498      $28.85
                                                     restaurants
7/26/99       9/2/99     Host Marriott Services      Own,op concession stands     Autogrill(Edizione        $947      $15.75
                                                                                   Holding)
3/19/99       8/13/99    Rock Bottom Restaurants     Own,op restaurants           RB Capital Inc            $116      $10.00
                         Inc
12/11/98      2/16/99    Logans Roadhouse Inc        Own,operate restaurants      Cracker Barrel Old        $178      $24.00
                                                                                  Country Str
4/3/98        7/21/98    Bertucci's Inc              Own and operate              NE Restaurant Co Inc      $104      $10.50
                                                     restaurants
6/4/98        7/20/98    Pollo Tropical Inc          Own and operate              Carrols Corp              $97       $11.00
                                                     restaurants
9/23/97       1/22/98    El Chico Restaurants Inc    Own and operate              Investor Group            $59       $12.75
                                                     restaurants
12/31/97      12/30/97   Unique Casual Restaurants   Own,operate eating places    Investor Group            $82       $7.04
                         Inc
8/4/97        12/23/97   Perkins Family Restaurant   Own,op franchised            Restaurant Co             $215      $14.00
                         LP                          restaurants
9/2/97        12/3/97    Ground Round Restaurants    Own and operate              GRR Holdings LLC          $57       $1.65
                         Inc                         restaurants
5/28/97       7/17/97    DAKA International Inc      Own,operate restaurants      Compass Group PLC         $189      $7.50

                                  PRICE PRIOR
   PREMIUM PAID                 TO ANNOUNCEMENTS
   ------------             ------------------------
1 Day    1 Week   1 Month   1 Day   1 Week   1 Month
-----    ------   -------   -----   ------   -------
8.4%     10.4%    7.9%      $26.63  $26.13   $26.75

61.5%    73.8%    101.6%    $9.75   $9.06    $7.81

53.8%    53.8%    95.1%     $6.50   $6.50    $5.13

13.9%    10.3%    33.8%     $21.06  $21.75   $17.94

35.5%    35.5%    35.5%     $7.75   $7.75    $7.75

10.0%    7.3%     18.1%     $10.00  $10.25   $9.31

64.5%    75.9%    104.0%    $7.75   $7.25    $6.25

4.3%     14.9%    6.3%      $6.75   $6.13    $6.63

28.7%    26.6%    31.8%     $10.88  $11.06   $10.63

10.0%    10.0%    (5.7%)    $1.50   $1.50    $1.75

(33.3%)  (35.5%)  (7.7%)    $11.25  $11.63   $8.13


------------------------------------
Minimum   (33.3%)   (35.5%)     (7.7%)
   Mean    23.4%     25.7%      38.2%
 Median    13.9%     14.9%      31.8%
Maximum    64.5%     75.9%     104.0%
------------------------------------

PREMIUMS PAID ANALYSIS
Completed Deals
1/1/1999 - 5/25/00
$500 Million<Company Value <$1 Billion

Date       Date                                                                                                 Company    Price Per
Announced  Effective         Target Name             Target Business Description   Acquiror Name                 Value       Share
---------  ----------        -----------             ---------------------------   -------------                -------   ---------
2/25/00    5/15/00   Mission Critical Software       Develop LAN products          NetIQ Corp                      $961       $69.16
                     Inc
1/31/00    5/12/00   Thermo Optek Corp               Mnfr spectroscopy             Thermo Instrument Systems       $811       $15.00
                                                     instruments                   Inc
12/20/99   4/20/00   NFO Worldwide Inc               Pvd advertising research      Interpublic Group of Cos Inc    $678       $21.19
                                                     svcs
1/26/00    4/14/00   Interleaf Inc                   Dvlp,whl e-publishing         BroadVision Inc                 $727       $54.33
                                                     software
11/8/99    4/4/00    Carolina First Bancshares,NC    Commercial bank holding co    First Charter Corp,             $893       $42.50
                                                                                   Concord,NC
2/17/00    4/3/00    Shorewood Packaging Corp        Mnfr paperboard packaging     International Paper Co          $876       $21.00
                                                     prod
11/16/99   4/3/00    Arcadia Financial Ltd           Provide loan brokerage svcs   Associates First Capital        $767        $4.90
                                                                                   Corp
2/6/00     3/28/00   United Payors & United          Pvd ins contract mediator     BCE Emergis Inc(BCE Inc)        $526       $27.00
                                                     svcs
8/1/99     3/20/00   Chicago Title Corp              Pvd title insurance,trust     Fidelity National Financial     $899       $52.00
                                                     svcs
11/9/99    3/16/00   Aironet Wireless                Dvlp,mnfr wireless LAN        Cisco Systems Inc               $633       $47.97
                     Communication                   prods
12/20/99   3/13/00   Maker Communications Inc        Manufacture silicon           Conexant Systems Inc            $828       $45.95
                                                     technology
1/25/00    3/10/00   CompUSA Inc                     Own,operate computer stores   Grupo Sanborns(Grupo Carso)   $1,002       $10.10
10/4/99    3/8/00    Preview Travel Inc              Pvd online travel agency      Travelocity.com(Sabre Hldg)     $669       $43.88
                                                     svcs
10/19/99   3/7/00    Foremost Corp of America        Insurance holding company     Farmers Insurance Group         $897       $29.25
12/1/99    3/1/00    Ardent Software Inc             Develop applications          Informix Corp                   $884       $38.50
                                                     software
9/22/99    3/1/00    Pacific Bank NA,CA              Commercial bank               City National                   $717       $29.00
                                                                                   Corp,California
6/15/99    3/1/00    Yankee Energy System Inc        Gas utility; holding          Northeast Utilities             $671       $45.00
                                                     company
7/29/99    2/11/00   Merchants Bancorp,Aurora,IL     Bank holding company          Old Kent Finl Corp,Michigan     $928       $35.12
2/17/99    2/10/00   PSNC                            Pvd natural gas distn svcs    SCANA Corp                      $931       $33.00
1/19/00    2/9/00    Trigen Energy Corp              Operate co-generation         Elyo(Suez Lyonnaise des         $700       $23.50
                                                     plants                        Eaux)
11/17/99   2/8/00    Safeskin Corp                   Mnfr latex med exam gloves    Kimberly-Clark Corp            $823       $13.12
4/23/99    2/8/00    Connecticut Energy              Gas utility holding company   Energy East Corp                $608       $42.00
8/13/99    2/4/00    Fidelity Financial of Ohio      Bank holding company          Provident Financial Group       $797       $21.00
                     Inc                                                           Inc
12/21/99   2/3/00    Micro Warehouse Inc             Pvd catalog,online retail     Investor Group                  $543       $19.00
                                                     svcs
5/17/99    1/13/00   Wyman-Gordon Co                 Nonferrous iron,steel         Precision Castparts Corp        $829       $20.00
                                                     forgings
6/1/99     1/7/00    Aquarion Co                     Water utility holding         Kelda Group PLC                 $581       $37.05
                                                     company
4/12/99    1/7/00    Statewide Financial Corp,NJ     Commercial bank               Independence Community Bank     $549       $25.31
7/12/99    1/6/00    Global Industrial               Mnfr industrial machinery     RHI AG                          $562       $13.00
                     Technologies
11/5/99    12/31/99  Synthetic Industries Inc        Mnfr polypropylene fabric     Investcorp                      $548       $33.00
5/26/99    12/30/99  Capital Re Corp                 Reinsurance co;holding co     ACE Ltd                         $907       $25.16
10/14/99   12/22/99  LeukoSite Inc                   Mnfr pharmaceutical           Millennium Pharmaceuticals      $574       $35.87
                                                     products                      Inc
12/20/99   12/20/99  Ascent Entertainment Group      Pvd entertainment services    Investor Group                  $643       $12.90
                     Inc
10/10/99   12/16/99  Authentic Fitness Corp          Mnfr,whl swimwear,swim        Warnaco Group Inc               $541       $20.80
                                                     access
8/27/99    12/8/99   Destia Communications Inc       Pvd telecommunications svcs   Viatel Inc                      $985       $18.63





                                  PRICE PRIOR
     PREMIUM PAID               TO ANNOUNCEMENT
-------------------------   -------------------------
1 Day    1 Week   1 Month   1 Day    1 Week   1 Month
-----    ------   -------   -----    ------   -------
10.7%    8.3%     13.8%     $62.50   $63.88   $60.75

6.7%     (5.1%)   41.2%     $14.06   $15.81   $10.63

51.4%    71.2%    58.4%     $14.00   $12.38   $13.38

40.0%    42.5%    55.8%     $38.81   $38.13   $34.88

63.5%    61.9%    104.8%    $26.00   $26.25   $20.75

57.0%    69.7%    59.2%     $13.38   $12.38   $13.19

5.9%     28.5%    17.0%     $4.63    $3.81    $4.19

31.7%    46.9%    63.6%     $20.50   $18.38   $16.50

21.6%    42.5%    47.5%     $42.75   $36.50   $35.25

10.9%    8.1%     92.4%     $43.25   $44.38   $24.94

34.2%    44.2%    83.8%     $34.25   $31.88   $25.00

6.3%     85.7%    92.4%     $9.50    $5.44    $5.25
149.0%   187.7%   165.9%    $17.63   $15.25   $16.50

22.2%    22.2%    22.5%     $23.94   $23.94   $23.88
46.7%    51.4%    80.6%     $26.25   $25.44   $21.31

42.3%    49.7%    54.7%     $20.38   $19.38   $18.75

38.5%    46.9%    51.9%     $32.50   $30.63   $29.63

21.1%    26.8%    27.7%     $29.00   $27.69   $27.50
45.1%    45.1%    32.0%     $22.75   $22.75   $25.00
38.2%    42.4%    31.9%     $17.00   $16.50   $17.81

28.0%    45.0%    66.6%     $10.25   $9.05    $7.88
34.1%    50.0%    65.1%     $31.31   $28.00   $25.44
73.2%    75.0%    73.2%     $12.13   $12.00   $12.13

24.6%    51.2%    47.6%     $15.25   $12.56   $12.88

50.9%    56.9%    87.1%     $13.25   $12.75   $10.69

19.3%    28.0%    39.5%     $31.06   $28.94   $26.56

20.2%    33.7%    42.6%     $21.06   $18.94   $17.75
4.0%     6.1%     9.5%      $12.50   $12.25   $11.88

13.5%    16.8%    20.0%     $29.06   $28.25   $27.50
29.0%    29.0%    24.2%     $19.50   $19.50   $20.25
60.3%    91.3%    52.6%     $22.38   $18.75   $23.50

8.6%     1.7%     (2.6%)    $11.88   $12.69   $13.25

18.4%    17.6%    24.2%     $17.56   $17.69   $16.75

33.7%    72.3%    75.9%     $13.94   $10.81   $10.59



Project Flathead                                      U.S. Bancorp Piper Jaffray

PREMIUMS PAID ANALYSIS
Completed Deals
1/1/1999 - 5/25/00
$500 Million<Company Value <$1 Billion


Date         Date                                                                                                   Company
Announced    Effective Target Name                     Target Business Description   Acquiror Name                   Value
---------    ---------------------                     ---------------------------   -------------                   -----
6/29/99      12/1/99   New England Cmnty Bancorp,CT    Bank holding company          Webster Finl Corp,Waterbury,    $817
                                                                                     CT
6/24/99      12/1/99   Citation Corp                   Mnfr iron and steel           Kelso & Co                      $629
                                                       products
5/10/99      11/30/99  Xoom.com Inc                    Pvd online information svcs   NBC                             $826
11/29/99     11/29/99  Shorewood Packaging Corp        Mnfr paperboard packaging     Chesapeake Corp                 $745
                                                       prod
6/14/99      11/26/99  Abacus Direct Corp              Pvd info to direct            DoubleClick Inc                 $981
                                                       marketers
1/11/99      11/24/99  Pool Energy Services Co         Pvd oil well services         Nabors Industries Inc           $505
8/23/99      11/23/99  Transaction Network Services    Pvd network communication     PSINet Inc                      $707
                                                       svcs
4/5/99       11/22/99  Sunstone Hotel Investors Inc    Real estate investment        Investor Group                  $774
                                                       trust
9/20/99      11/22/99  Furon Co Inc                    Mnfr highly engineered        Cie de Saint-Gobain SA          $637
                                                       prods
8/31/99      11/22/99  AFC Cable Systems Inc           Mnfr electrical products      Tyco International Ltd          $613
7/9/99       11/19/99  Peoples Bank Corp,Indiana       Commercial bank               Fifth Third Bancorp             $776
7/8/99       11/19/99  Perclose Inc                    Mnfr surgical,medical equip   Abbott Laboratories             $651
6/21/99      11/16/99  Metricom Inc                    Mnfr wireless commun          MCI WorldCom                    $524
                                                       products
6/14/99      11/12/99  Maxxim Medical Inc              Mnfr surgical instruments     Investor Group                  $677
6/14/99      11/11/99  Superior Services Inc           Pvd solid waste disposal      Vivendi SA                      $1,001
                                                       svcs
8/27/99      11/5/99   Xomed Surgical Products Inc     Mnfr surgical products        Medtronic Inc                   $875
11/5/99      11/5/99   PEC Israel Economic Corp        Investment firm               Discount Investment             $792
                                                                                     Corp(IDB)
8/3/99       11/4/99   American Health Properties      Real estate investment        Health Care Property            $822
                       Inc                             trust                         Investors
6/7/99       11/4/99   Pennsylvania Enterprises Inc    Gas and water utility hldg    Southern Union Co               $538
                                                       co
7/8/99       11/2/99   American Heritage Life Invt     Insurance holding co          Allstate Corp                   $954
8/10/99      11/2/99   International Integration       Pvd computer programming      Razorfish Inc                   $569
                       Inc                             svcs
3/11/99      11/1/99   Franchise Mortgage              Specialty finance company     Bay View Capital,San            $691
                       Acceptance                                                    Mateo,CA
7/27/99      10/27/99  Standard Products Co            Mnfr rubber, plastic auto     Cooper Tire & Rubber Co         $763
                                                       prod
7/12/99      10/26/99  NetGravity Inc                  Dvlp advertising mgmt         DoubleClick Inc                 $502
                                                       software
6/28/99      10/25/99  Zenith National Insurance       Insurance company             Fairfax Financial Holdings      $562
                       Corp                                                          Ltd
6/28/99      10/21/99  Marshall Industries             Whl electronic components     Avnet Inc                       $776
8/23/99      10/20/99  Forte Software Inc              Develop computer software     Sun Microsystems Inc            $530
10/19/99     10/19/99  Lodgian Inc                     Own,op hotels                 Casuarina Cayman Holdings       $984
                                                                                     Ltd
7/23/99      10/15/99  Unitrode Corp                   Manufacture semiconductors    Texas Instruments Inc            $751
4/16/99      10/7/99   Ocwen Asset Investment Corp     Investment firm; REIT         Ocwen Financial Corp             $686
7/1/99       10/1/99   Lexford Residential Trust       Real estate investment        Equity Residential Pptys         $721
                                                       trust                         Trust
7/19/99      10/1/99   Vistana Inc                     Own,op timeshare resorts      Starlight Communications         $655
5/19/99      10/1/99   Long Beach Financial Corp       Mort bank                     Washington Mutual,Seattle,WA     $561
5/14/99      10/1/99   Life USA Holding Inc            Life insurance holding        Allianz Life Ins Co(Allianz)     $543
                                                       company


                                                    PRICE PRIOR
              PREMIUM PAID                       TO ANNOUNCEMENT
              ------------                 ----------------------------
 Price Per
 Share          1 Day    1 Week   1 Month   1 Day      1 Week    1 Month
 -----         -----    ------   -------   -----      ------    -------
 $30.08        13.0%    19.4%    56.3%     $26.63     $25.19    $19.25

 $17.00        18.3%    14.3%    26.5%     $14.38     $14.88    $13.44

 $73.00        (2.8%)   6.5%     (5.0%)    $75.13     $68.56    $76.88
 $17.25        22.1%    27.8%    32.1%     $14.13     $13.50    $13.06

 $93.25        25.1%    25.1%    16.9%     $74.56     $74.56    $79.75

 $16.46        39.3%    73.3%    105.8%    $11.81     $9.50     $8.00
 $45.28        32.2%    61.7%    56.5%     $34.25     $28.00    $28.94

 $10.38        41.9%    43.2%    40.7%     $7.31      $7.25     $7.38

 $25.50        56.3%    50.0%    60.0%     $16.31     $17.00    $15.94

 $44.25        24.6%    24.2%    13.8%     $35.50     $35.63    $38.88
 $73.00        78.0%    80.8%    89.6%     $41.00     $40.38    $38.50
 $54.00        12.5%    9.4%     22.7%     $48.00     $49.38    $44.00
 $10.00        (9.6%)   (3.0%)   23.1%     $11.06     $10.31    $8.13

 $26.00        30.8%    38.2%    71.2%     $19.88     $18.81    $15.19
 $27.00        13.7%    25.6%    20.3%     $23.75     $21.50    $22.44

 $65.85        28.5%    38.1%    44.5%     $51.25     $47.69    $45.56
 $36.50         0.2%     1.0%     2.8%      $36.44     $36.13    $35.50

 $20.18        11.0%     9.5%    (0.7%)    $18.19     $18.44    $20.31

 $35.00        17.9%    20.7%    35.3%     $29.69     $29.00    $25.88

 $32.25        21.1%    25.9%    40.2%     $26.63     $25.63    $23.00
 $24.72        16.3%    18.1%    17.7%     $21.25     $20.94    $21.00

 $11.23        35.1%    32.1%    72.8%     $8.31      $8.50     $6.50

 $36.50        46.0%    54.9%    35.8%     $25.00     $23.56    $26.88

 $26.32       (11.2%)    4.2%    54.3%     $29.63     $25.25    $17.06

 $28.00        12.8%    13.1%    23.1%     $24.81     $24.75    $22.75

 $35.19        74.9%    99.7%    99.7%     $20.13     $17.63    $17.63
 $22.28        31.1%    64.3%    61.3%     $17.00     $13.56    $13.81
 $4.25         (2.9%)    6.3%    (1.4%)     $4.38      $4.00     $4.31

 $24.57        (7.7%)  (18.8%)  (15.3%)    $26.63     $30.25    $29.00
 $5.50         37.5%    39.7%    57.1%      $4.00      $3.94     $3.50
 $20.86       (12.6%)    3.3%    10.5%     $23.88     $20.19    $18.88

 $18.56         7.6%    14.2%    32.6%     $17.25     $16.25    $14.00
 $15.50        25.9%    24.0%    35.5%     $12.31     $12.50    $11.44
 $20.75       106.9%    97.6%    101.2%    $10.03     $10.50    $10.31

Project Flathead                                      U.S. Bancorp Piper Jaffray

PREMIUMS PAID ANALYSIS
Completed Deals
1/1/1999 - 5/25/00
$500 Million<Company Value <$1 Billion


Date         Date                                                                                                   Company
Announced    Effective   Target Name                   Target Business Description     Acquiror Name                 Value
---------    ---------   -----------                   ---------------------------     -------------                 -----
7/12/99      9/24/99   Sequent Computer Systems Inc    Manufacture computer            IBM Corp                       $688
                                                       systems
6/2/99       9/23/99   Metro Networks Inc              Provide communication           Westwood One Inc               $899
                                                       services
12/23/98     9/23/99   Ballard Medical Products        Mnfr disposable medical         Kimberly-Clark Corp            $773
                                                       prod
5/11/99      9/3/99    Empire District Electric Co     Electric utility                UtiliCorp United Inc           $795
7/26/99      9/2/99    Host Marriott Services          Own,op concession stands        Autogrill(Edizione Holding)    $947
6/24/99      8/31/99   International Comfort           Mnfr heating,refrig equip       Carrier Corp(United Tech       $732
                       Products                                                        Corp)
2/25/99      8/30/99   Matewan Bancshares Inc          Bank holding company            BB&T Corp,Winston-Salem,NC     $684
6/24/99      8/30/99   Data Processing Resources       Develop computer system         CompuWare Corp                 $510
                       Corp
5/3/99       8/24/99   Cellular Commun of Puerto       Pvd cellular commun svcs        Investor Group                 $851
                       Rico
7/6/99       8/20/99   Scotsman Industries Inc         Mnfr,whl refrigeration          Berisford PLC                  $695
                                                       equip
4/19/99      8/19/99   Blount International Inc        Manufacture saw blades          Investor Group                 $884
4/1/99       8/15/99   Aqua Alliance Inc               Pvd engineering services        Vivendi SA                     $663
3/1/99       8/6/99    Emerald Financial Corp,OH       Savings and loan                Fifth Third Bancorp            $773
7/26/99      8/3/99    Quantum Corp                    Mnfr info storage products      Shareholders                   $703
2/1/99       8/2/99    Broad Natl Bancorp,Newark,NJ    National commercial bank        Independence Community Bank    $659
5/6/99       8/2/99    Avondale Industries Inc         Mnfr,repair                     Litton Industries Inc          $523
                                                       ships,ferryboats
3/1/99       7/29/99   NeXstar Pharmaceuticals Inc     Mnfr AIDS pharmaceuticals       Gilead Sciences Inc            $870
4/20/99      7/28/99   HealthCare Financial            Pvd asset-based financing       Heller Financial Inc           $647
                       Partners                        svcs
3/22/99      7/27/99   Paymentech Inc(First USA)       Pvd payment processing svcs     First Data Corp                $708
5/10/99      7/26/99   Penske Motorsports Inc          Pvd racing promotion svcs       International Speedway Corp    $749
4/30/99      7/22/99   ABR Information Services Inc    Pvd benefits admin services     Ceridian Corp                  $703
2/18/99      7/19/99   Bank of Commerce,San            Commercial bank                 US Bancorp,Minneapolis,MN      $899
                       Diego,CA
1/28/99      7/15/99   Mason-Dixon Bancshares,MD       Bank holding company            BB&T Corp,Winston-Salem,NC     $836
6/1/99       7/13/99   Dialogic Corp                   Mnfr computer telephony         Intel Corp                     $688
                                                       equip
7/13/99      7/13/99   John H Harland Co               Pvd commercial printing         Investor Group                 $686
                                                       svcs
2/24/99      7/9/99    CFSB Bancorp Inc,Lansing,MI     Bank holding company            Old Kent Finl Corp,Michigan    $820
2/3/99       7/7/99    St John Knits Inc               Mnfr,whl women's clothing       Investor Group                 $503
3/25/99      7/2/99    Norrell Corp                    Pvd personnel,business svcs     Interim Services Inc           $545
2/25/99      7/1/99    SierraWest                      Commercial bank;holding co      BancWest Corp,San              $929
                       Bancorp,Truckee,CA                                              Francisco,CA
11/16/98     6/30/99   HF Bancorp Inc,Hemet,CA         Bank holding co; savings        Temple-Inland                  $956
                                                       bank                            Inc,Diboll,Texas
9/8/98       6/30/99   Peoples Bancorp Inc,New         Bank holding company            Sovereign Bancorp,PA           $897
                       Jersey
5/5/99       6/24/99   Dames & Moore Group             Pvd envi,engineering svcs       URS Corp                       $598
4/29/99      6/17/99   CMP Media Inc                   Publish info tech magazines     United News & Media PLC        $990
4/28/99      6/17/99   Walbro Corp                     Mnfr fuel system components     TI Group PLC                   $548


                                                                PRICE PRIOR
              PREMIUM PAID                                   TO ANNOUNCEMENT
              ------------                            --------------------------------
 Price Per
  Share        1 Day       1 Week        1 Month      1 Day        1 Week      1 Month
  -----        -----       ------        -------      -----        ------      -------
$18.00          7.5%        32.1%         41.9%       $16.75       $13.63       $12.69

$52.50         (5.4%)       (7.9%)         4.9%       $55.50       $57.00       $50.06

$25.00         (0.5%)       12.4%         13.0%       $25.13       $22.25       $22.13

$29.50         38.8%        39.6%         36.0%       $21.25       $21.13       $21.69
$15.75         61.5%        73.8%        101.6%       $ 9.75       $ 9.06       $ 7.81
$11.75          9.3%        11.9%         33.3%       $10.75       $10.50       $ 8.81

$26.13        (15.7%)       (9.9%)        (1.9%)      $31.00       $29.00       $26.63
$24.00         95.9%        76.1%         42.8%       $12.25       $13.63       $16.81

$29.50         24.2%        12.9%          7.3%       $23.75       $26.13       $27.50

$33.00          1.1%        48.7%         57.6%       $32.63       $22.19       $20.94

$30.00          8.4%         8.1%         11.6%       $27.69       $27.75       $26.88
$ 2.90         28.9%        19.0%        101.7%       $ 2.25       $ 2.44       $ 1.44
$19.80         36.6%        36.6%         52.3%       $14.50       $14.50       $13.00
$ 6.75        (72.7%)      (74.7%)       (71.0%)      $24.75       $26.69       $23.31
$26.50         18.1%        24.7%         33.3%       $22.44       $21.25       $19.88
$39.50         47.0%        47.0%         38.6%       $26.88       $26.88       $28.50

$24.18         75.1%       128.9%        169.6%       $13.81       $10.56       $ 8.97
$35.00         22.8%        25.0%         39.3%       $28.50       $28.00       $25.13

$25.50          2.3%        10.9%         29.1%       $24.94       $23.00       $19.75
$50.00         29.0%        37.9%         37.0%       $38.75       $36.25       $36.50
$25.50         48.4%        50.6%         54.5%       $17.19       $16.94       $16.50
$19.13         15.9%        13.4%         15.1%       $16.50       $16.88       $16.63

$48.34         74.2%        74.2%         65.3%       $27.75       $27.75       $29.25
$44.00         31.8%        40.8%         53.7%       $33.38       $31.25       $28.63

$20.25          0.0%        (3.9%)         5.2%       $20.25       $21.06       $19.25

$28.27         34.6%        33.0%         27.1%       $21.00       $21.25       $22.25
$30.00         42.9%        44.1%         50.0%       $21.00       $20.81       $20.00
$16.03         27.0%        19.9%          2.6%       $12.63       $13.38       $15.63
$36.08         26.7%        45.0%         40.8%       $28.47       $24.88       $25.63

$18.50          8.8%        10.4%         39.6%       $17.00       $16.75       $13.25

$10.50         26.3%        44.8%         21.7%       $ 8.31       $ 7.25       $ 8.63

$16.00         33.3%        33.3%         51.5%       $12.00       $12.00       $10.56
$39.00         15.1%        27.9%         25.6%       $33.88       $30.50       $31.06
$20.00         62.4%       102.5%        122.2%       $12.31       $ 9.88       $ 9.00


Project Flathead                                      U.S. Bancorp Piper Jaffray

PREMIUMS PAID ANALYSIS
Completed Deals
1/1/1999 - 5/25/00
$500 Million<Company Value <$1 Billion

Date         Date                                                                                                        Company
Announced    Effective   Target Name                    Target Business Description       Acquiror Name                   Value
---------    ---------   -----------                    ---------------------------       -------------                   -----
12/14/98     6/15/99     Physician Reliance Network     Pvd physician mgmt bus svcs       American Oncology Resources     $681
                         Inc
4/16/99      6/15/99     Trico Marine Svcs(Berkshire)   Pvd oil field supply              Inverness Management LLC        $519
                                                        services
11/23/98     6/9/99      Amerin Corp                    Mortgage insurance company        CMAC Investment Corp            $591
4/27/99      6/9/99      Lawter International Inc       Mnfr printing ink and             Eastman Chemical Co             $547
                                                        resins
12/10/98     6/1/99      FNB Rochester Corp,NY          Bank holding company              M&T Bank Corp,Buffalo,New York  $618
12/9/98      5/24/99     Tower Realty Trust Inc         Real estate investment            Investor Group                  $630
                                                        trust
2/16/99      5/11/99     ASA Holdings Inc               Passenger airline;holding         Delta Air Lines Inc             $940
                                                        co
2/16/99      5/7/99      American Media Inc             Publish tabloid newspapers        Evercore Capital Partners LP    $646
1/13/99      5/5/99      Snyder Oil Corp                Oil and gas exploration,          Santa Fe Energy Resources       $637
                                                        prodn
10/22/98     4/29/99     BA Merchant                    Pvd payment processing svcs       Bank of America National Trust  $949
                         Svcs(BankAmerica)
2/8/99       4/29/99     Building One Services Corp     Pvd facilities maintenance        Building One Services Corp      $743
                                                        svc
3/24/98      4/27/99     Investment Technology Group    Pvd equity trading svcs           Shareholders                    $672
12/2/98      4/23/99     Brylane Inc                    Own,op mail-order house           Pinault-Printemps Redoute       $804
11/20/98     4/2/99      Eagle Hardware & Garden Inc    Own,op home improvement           Lowe's Companies Inc            $958
                                                        ctrs
11/2/98      3/30/99     Boole & Babbage Inc            Computer programming              BMC Software Inc                $966
                                                        services
10/28/98     3/29/99     First Coastal Bankshares Inc   Commercial bank                   Centura Banks Inc,NC            $512
1/11/99      3/24/99     Unitog Co                      Mnfr, whl and supply              Cintas Corp                     $614
                                                        uniforms
11/12/98     3/22/99     Hills Stores Co                Own,op dept stores,shoe           Ames Department Stores Inc      $646
                                                        stores
7/20/98      3/22/99     Bayonne Bancshares,New         Savings bank                      Richmond County Financial,NY    $595
                         Jersey
2/24/99      3/17/99     Capital Re Corp                Reinsurance co;holding co         ACE Ltd                         $617
10/5/98      3/17/99     SEQUUS Pharmaceuticals Inc     Develop drug delivery             ALZA Corp                       $582
                                                        systems
10/16/98     3/16/99     Greyhound Lines Inc            Pvd inter city bus transp         Laidlaw Inc                     $739
                                                        svcs
12/18/98     3/1/99      Kuhlman Corp                   Mnfr transformers,indl            Borg-Warner Automotive Inc      $793
                                                        springs
11/6/98      3/1/99      MiniMed Inc                    Mnfr,whl infusion systems         Medtronic Inc                   $788
8/19/98      2/26/99     GA Financial                   Commercial bank;holding co        GA Financial Inc,Pittsburgh,PA  $559
                         Inc,Pittsburgh,PA
9/23/98      2/25/99     Ryerson Tull Inc               Wholesale steel                   Inland Steel Industries Inc     $511
12/7/98      2/11/99     Interlake Corp                 Mnfr,whl storage                  GKN PLC                         $568
                                                        racks,metals
2/11/99      2/10/99     John H Harland Co              Pvd commercial printing           Investor Group                  $522
                                                        svcs
8/5/98       2/5/99      Storage Trust Realty           Real estate investment            Public Storage Inc              $527
                                                        trust
11/23/98     2/2/99      Carmike Cinemas Inc            Own,operate movie theaters        GS Capital Partners III         $750
8/6/98       1/19/99     Equity Corp International      Pvd deathcare services            Service Corp International      $982
11/16/98     1/6/99      CalMat Co                      Mnfr,whl aggregates, concrete     Vulcan Materials Co             $887
8/10/98      1/4/99      Rio Hotel & Casino Inc         Own,operate casino hotel          Harrah's Entertainment Inc      $805
8/3/98       1/4/99      Priority Healthcare Corp       Whl pharmaceuticals               Shareholders                    $533


                          PREMIUM PAID                    PRICE PRIOR TO ANNOUNCEMENT
               ---------------------------------       --------------------------------
Price Per
Share          1 Day        1 Week       1 Month       1 Day        1 Week      1 Month
-----          -----        ------       -------       -----        ------      -------
$12.00          4.3%         15.7%         21.9%       $11.50       $10.38       $ 9.84

$ 6.25         19.8%         33.3%         22.0%       $ 5.22       $ 4.69       $ 5.13

$23.43         12.2%         10.9%         17.9%       $20.88       $21.13       $19.88
$12.25         38.0%         62.0%         76.6%       $ 8.88       $ 7.56       $ 6.94

$33.00          6.0%         55.3%         85.9%       $31.13       $21.25       $17.75
$20.37          9.4%          9.7%         16.4%       $18.63       $18.56       $17.50

$34.00          6.5%         10.6%          4.2%       $31.94       $30.75       $32.63

$ 7.00         13.1%         21.7%         36.6%       $ 6.19       $ 5.75       $ 5.13
$13.58          2.5%         (8.7%)         9.2%       $13.25       $14.88       $12.44

$20.50         47.1%         56.2%         42.0%       $13.94       $13.13       $14.44

$22.50         11.8%         12.3%         10.1%       $20.13       $20.03       $20.44

$40.31         13.5%         16.0%         45.3%       $35.50       $34.75       $27.75
$24.50         45.2%         88.5%         44.1%       $16.88       $13.00       $17.00
$29.00         10.5%         18.4%         26.1%       $26.25       $24.50       $23.00

$32.44         21.8%         22.4%         62.2%       $26.63       $26.50       $20.00

$23.80         27.8%         56.1%         68.5%       $18.63       $15.25       $14.13
$52.62         76.9%         83.0%         93.1%       $29.75       $28.75       $27.25

$ 1.50         14.3%          9.1%        (11.1%)      $ 1.31       $ 1.38       $ 1.69

$19.03         11.1%         16.7%         18.9%       $17.13       $16.31       $16.00

$16.95         14.4%         41.3%         (8.1%)      $14.81       $12.00       $18.44
$16.98         56.1%         81.1%        186.0%       $10.88       $ 9.38       $ 5.94

$ 6.50         36.8%         79.3%         42.5%       $ 4.75       $ 3.63       $ 4.56

$39.00         23.8%         43.1%         38.4%       $31.50       $27.25       $28.19

$60.00         (1.6%)         8.1%         (1.8%)      $61.00       $55.50       $61.13
$15.63          0.0%          2.5%        (14.4%)      $15.63       $15.25       $18.25

$11.44         (8.5%)       (11.6%)       (40.8%)      $12.50       $12.94       $19.31
$ 7.25        107.1%        110.9%        100.0%       $ 3.50       $ 3.44       $ 3.63

$14.13          5.6%          7.1%          1.4%       $13.38       $13.19       $13.94

$21.50         (9.5%)        (3.4%)       (12.9%)      $23.75       $22.25       $24.69

$25.00         18.7%         24.6%         26.6%       $21.06       $20.06       $19.75
$27.00         22.0%         30.1%         18.0%       $22.13       $20.75       $22.88
$31.00         14.0%         16.7%         33.0%       $27.19       $26.56       $23.31

$20.13          6.6%         14.6%         13.8%       $18.88       $17.56       $17.69
$42.88         99.4%        101.8%        127.2%       $21.50       $21.25       $18.88

Minimum       (72.7%)       (74.7%)        (71.0%)
Mean           26.7%         35.4%          42.0%
Median         22.1%         28.8%          37.7%
Maximum       149.0%        187.7%         186.0%

Project Flathead                                    U.S. Bancorp Piper Jaffray

FLATHEAD DUE DILIGENCE PROCEDURES


In the course of performing its due diligence in connection with the rendering of its fairness opinion, U.S. Bancorp Piper Jaffray has, among other things, undertaken the following steps with respect to Flathead:

1) Performed business and financial due diligence with certain members of senior management of Flathead concerning topics such as Flathead's financial condition, operating performance and balance sheet, as well as the prospects for Flathead.

2) Conducted discussions with members of the Board of Directors for Flathead.

3) Made on-site visits to Flathead headquarters, including visits with Roe Hatlen, Flathead Chairman; Kerry Kramp, Flathead CEO; Michael Andrews, Flathead CFO; David Goronkin, EVP; Glenn Drasher, EVP and other Flathead employees.

4) Participated in numerous telephonic meetings with members of Flathead executive management to discuss the status of the proposed transaction.

5) Reviewed certain publicly available business and financial information relating to Flathead, including the reports on Form 10-K for the years ended December 31, 1997, December 30, 1998 and December 29, 1999, and the reports on Form 10-Q for the quarters ended April 21, 1999, July 14, 1999, October 6, 1999, and June 19, 2000 and proxy statements for the periods ended May 9, 2000 and May 11, 1999 as well as recent published research analyst reports and press releases.

6) Reviewed the Company's unaudited financial results for the years ended December 31, 1997, December 30, 1998 and December 29, 1999 and certain unaudited financial and operating data for the quarter ended April 19, 2000.

7) Reviewed 5-year financial forecasts for Flathead on a stand-alone public company basis furnished to U.S. Bancorp Piper Jaffray by Flathead management for the years ended 2000-2004.

8)       Reviewed the latest draft of the Agreement and Plan of Merger.


Project Flathead                                     U.S. Bancorp Piper Jaffray

FLATHEAD DUE DILIGENCE PROCEDURES


9)       Reviewed the results of store level operations.

10)      Reviewed information regarding the Company's owned/leased properties.

11)      Reviewed the historical prices and trading activity for Flathead Common
         Stock.

12) Compared certain public financial data of Flathead with certain financial and securities data of companies deemed similar to Flathead.

13) Reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions which we deemed relevant.

14) Performed discounted cash flow analysis on the financial forecast for Flathead furnished to us by Flathead management.

15) Compared premiums paid relative to recent public market pre-announcement trading prices to Flathead implied premium.

16) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.



Project Flathead                                      U.S. Bancorp Piper Jaffray

PRESENTATION TO THE
SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS



                                PROJECT FLATHEAD





                       [U.S. Bancorp Piper Jaffray LOGO]



                                  June 4, 2000

TABLE OF CONTENTS

                                                                 Section
                                                                 -------
Background & Process Overview                                      1
Transaction Summary                                                2
Current Flathead Market and Financial Data                         3
Valuation Analyses                                                 4

         -        Summary
         -        Comparable Company Analysis
         -        Comparable Transaction Analysis
         -        Discounted Cash Flow Analysis
         -        Premiums Paid Analysis

Appendix
--------
Summary of Due Diligence Procedures                                A